Exhibit 99.1
FIRST QUARTER 2006
Supplemental Operating and Financial Data
All dollar amounts shown in this report are unaudited,
except for the December
31, 2005 Consolidated Balance Sheet.
This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office. Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust
Table of Contents
March 31, 2006

PAGE
Corporate Data

Overview	1
Board of Trustees / Executive Officers / Equity Research Coverage / Company Information / Senior Unsecured Debt Ratings / Tentative Conference Call Dates	2
Quarterly Events	3-5

Financial Information

Key Data	6-7
Press Release	8
Consolidated Statements of Operations	9
Consolidated Balance Sheets	10
Consolidated Statements of Cash Flows	11-12
Reconciliation of Net Income to Funds From Operations (“FFO”)	13
Segment Information	14
Same Store Portfolio Segment Results	15
Statements of Discontinued Operations	16
Earnings Per Share	17
Net Free Cash Flow	18
Property Joint Venture Information	19
Developments	20
Fixed and Variable Rate Consolidated Debt	21
Debt Summary	22-24
Debt Maturity and Mandatorily Redeemable Preferred Shares	25
Tenant Improvements and Leasing Costs	26
Tenant Improvements, Leasing Costs and Capital Improvements	27
Portfolio Summary	28

Total Office Portfolio Data

Gross Leasing Summary	29
Occupancy Summary	30
25 Largest Tenants	31
Lease Expiration Schedule	32-34
Rent Expiration by Market 2006 to 2008	35
Lease Distribution by Size	36
Distribution by Industry	37

Forward-Looking Statements	38

Equity Office Properties Trust
Corporate Data
March 31, 2006

Equity Office Properties Trust
Overview
March 31, 2006
Equity Office
     The use of the word “Equity Office” in this Supplemental Operating and Financial Data Report refers to Equity Office Properties Trust and its subsidiaries, including EOP Operating Limited Partnership (“EOP Partnership”), except where the context otherwise requires.
     Equity Office is the largest publicly traded owner and manager of office properties in the United States. At March 31, 2006, Equity Office had a national office portfolio comprised of whole or partial interests in 615 office buildings comprising 111.1 million square feet in 16 states and the District of Columbia (“Total Office Portfolio”). Equity Office owned buildings in 22 markets and in 99 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.
     Equity Office employs approximately 2,300 employees who provide real estate management, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country.
     Equity Office’s Total Office Portfolio consists of 615 office buildings comprising 111.1 million square feet. After excluding the partial interests owned by Equity Office’s joint venture partners, Equity Office’s share of the Total Office Portfolio is 101.3 million square feet and is referred to as the “Effective Office Portfolio.” The Effective Office Portfolio represents Equity Office’s economic interest in the office properties from which Equity Office derives the net income it recognizes in accordance with GAAP. The Effective Office Portfolio square feet of 101.3 million has not been reduced to reflect Equity Office’s minority interest partners’ share of EOP Partnership. Properties that have been taken out of service and properties under development are not included in these property statistics. Throughout this report, information is disclosed for either the Total Office Portfolio or the Effective Office Portfolio, or both. The table below shows the property statistics for each portfolio.

		Total Office Portfolio		Effective Office Portfolio
	Number	Occupied		Occupied
As of March 31, 2006	of Buildings	Square Feet	Square Feet	Square Feet	Square Feet

Wholly-Owned Properties	555	77,086,653	85,540,669	77,086,653	85,540,669
Consolidated Joint Ventures	54	20,494,949	22,059,578	13,592,482	14,563,291
Unconsolidated Joint Ventures	6	3,045,756	3,522,073	982,166	1,180,384

Total	615	100,627,358	111,122,320	91,661,301	101,284,344

Percent Occupied		90.6%		90.5%

Percent Leased		92.0%		92.0%

	Property Net Operating Income (“NOI”) for the three months ended March 31, 2006 (a)
	Unencumbered	Encumbered	Total
		(Dollars in thousands)
Consolidated Properties	$392,636	$120,014	$512,650
Unconsolidated Joint Ventures	861	4,339	5,200

Total	$393,497	$124,353	$517,850

Percentage of Total NOI	76%	24%	100%

Effective Office Portfolio Concentration
	Based on Square Feet	Based on Property
Location	as of March 31, 2006	Net Operating Income (b)

CBD	39.1%	44.4%
Suburban	60.9%	55.6%

Total	100.0%	100.0%

	Effective Office Portfolio Summary
	Percent of Square Feet	Percent of Property
Markets	as of March 31, 2006	Net Operating Income (b)

Boston	11.4%	13.7%
San Francisco	9.0%	11.1%
New York	5.3%	9.4%
Los Angeles	7.2%	9.4%
San Jose	6.4%	8.2%
Seattle	8.7%	8.1%
Washington, D.C.	6.0%	7.2%
Chicago	10.6%	6.7%
Orange County	6.0%	4.7%
Atlanta	6.9%	4.7%
Portland	4.1%	2.7%
Denver	4.5%	2.5%
Sacramento	2.4%	2.2%
Oakland/East Bay	2.3%	2.0%
San Diego	1.7%	1.8%
Austin	2.8%	1.8%
Stamford	1.6%	1.6%

Total	96.8%	98.0%

(a)	Property NOI represents Property NOI from Continuing Operations (refer to page 14 of this Supplemental Operating and Financial Data Report) and Equity Office’s share of Property NOI from Unconsolidated Joint Ventures.

(b)	Based on Equity Office’s share of consolidated and unconsolidated NOI, and 100% of NOI generated for the three months ended March 31, 2006 from wholly-owned properties owned and in service as of that date.

Equity Office Properties Trust
March 31, 2006
Board of Trustees
Samuel Zell
Chairman of the Board of Trustees
Marilyn A. Alexander
Trustee
Thomas E. Dobrowski
Trustee
William M. Goodyear
Trustee
James D. Harper, Jr.
Trustee
Richard D. Kincaid
Trustee
David K. McKown
Trustee
Sheli Z. Rosenberg
Trustee
Stephen I. Sadove
Trustee
Sally Susman
Trustee
Jan H.W.R. van der Vlist
Trustee
Executive Officers
Richard D. Kincaid
President and Chief Executive Officer
Debra L. Ferruzzi
Executive Vice President — Corporate Strategy
Jeffrey L. Johnson
Executive Vice President and Chief Investment Officer
Lawrence J. Krema
Executive Vice President — Human Resources and Communications
Peyton H. Owen, Jr.
Executive Vice President and Chief Operating Officer
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary
Marsha C. Williams
Executive Vice President and Chief Financial Officer
Robert J. Winter, Jr.
Executive Vice President — Development and Joint Venture Management
Equity Research Coverage
Art Havener / David AuBuchon
A.G. Edwards & Sons, Inc.
314.955.3436 / 314.955.5452
Ross Nussbaum / John Kim
Banc of America Securities
212.847.5668 / 212.847.5761
Ross Smotrich / Jeff Langbaum
Bear, Stearns & Co. Inc.
212.272.8046 / 212.272.4201
Jonathan Litt / Jordan Sadler
Citigroup
212.816.0231 / 212.816.0438
Lou Taylor
Deutsche Banc
212.250.4912
Kevin Lampo
Edward D. Jones & Company
314.515.5253
Jay Habermann
Goldman, Sachs & Company
917.343.4260
James Sullivan / Michael Knott
Green Street Advisors
949.640.8780
Anthony Paolone / Michael Mueller
J.P. Morgan Securities Inc.
212.662.6682 / 212.622.6689
David Harris
Lehman Brothers
212.526.1790
Steve Sakwa / Ian Weissman
Merrill Lynch & Company, Inc.
212.449.0335 / 212.449.6255
Matt Ostrower / David Cohen
Morgan Stanley
212.761.6284 / 212.761.8564
Paul Puryear / Ken Avalos
Raymond James & Associates, Inc.
727.567.2253 / 727.567.2660
Rich Moore / Srikanth Nagarajan
RBC Capital Markets
216.378.7625 / 212.428.2360
John Guinee / Eli Fleminger
Stifel Nicolaus & Company, Inc.
410.454.5520 / 410.454.4830
Any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.
Company Information
Corporate Headquarters
Two North Riverside Plaza
Suite 2100
Chicago, IL 60606
312.466.3300
Trading Symbol
Common Shares: EOP
Series B Preferred Shares: EOPPRB
Series G Preferred Shares: EOPPRG
Stock Exchange Listing
New York Stock Exchange
Investor Relations
Equity Office Properties Trust
Two North Riverside Plaza, Suite 2100
Chicago, IL 60606
Telephone: 800.692.5304
Contact
Beth Coronelli
Senior Vice President -
  Investor Relations
Telephone: 312.466.3286
Fax: 312.930.4486
InvestorRelations@equityoffice.com
Information Requests
To request an Investor Relations package,
annual report, or to be added to our email list,
please contact:
Tina Royse at 312.466.3924
tina_royse@equityoffice.com
Toll free within Canada and the United States: 800.692.5304
Senior Unsecured Debt Ratings

Moody’s:	Baa2
Standard & Poor’s:	BBB
Fitch:	BBB
Tentative Conference Call Dates

2nd Qtr 2006	August 1, 2006
3rd Qtr 2006	October 31, 2006

Equity Office Properties Trust
Quarterly Events
March 31, 2006
Impact of a New Accounting Standard:
In accordance with Emerging Issues Task Force 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights (“EITF 04-5”), effective January 1, 2006 Equity Office consolidated the assets, liabilities and results of operations of 18 joint ventures that it previously accounted for under the equity method. Prior periods have not been restated for this change. The table below summarizes the effect on Equity Office’s assets and liabilities as a result of the consolidation of these joint ventures.

(Dollars in thousands)
Increase in investments in real estate, net of accumulated depreciation	$2,556,549
Decrease in investments in unconsolidated joint ventures	$844,591
Increase in mortgage debt, net of discounts	$681,986
Increase in minority interests — partially owned properties	$1,205,236
Increase in net other assets and liabilities	$175,264
Change in total shareholders’ equity	$—
Prior to January 1, 2006, Equity Office’s share of the net income from these joint ventures was included in “Income from investments in unconsolidated joint ventures” on the consolidated statements of operations. Upon consolidation, Equity Office’s results of operations include the revenues and expenses of these joint ventures and an allocation to the minority interest partners for their share of the net income. The consolidation of the joint ventures did not impact net income available to common shareholders, funds from operations available to common shareholders, or same store results. The table below summarizes the effect on Equity Office’s results of operations for the three months ended March 31, 2006 as a result of the consolidation of these joint ventures.

(Dollars in thousands)
Increase in total revenues	$98,785
Increase in total operating expenses	$68,750
Increase in other expense (primarily interest expense)	$11,066
Decrease in income from investments in unconsolidated joint ventures	$9,116
Increase in minority interests — partially owned properties	$9,853
Change in income from continuing operations	$—
Acquisitions:
Equity Office acquired whole or partial interests in the following properties:

				Effective Office Portfolio
			Number	Purchase Price
Property	Location	Acquisition Date	of Buildings	(in thousands)	Square Feet
Acquisitions during the three months ended March 31, 2006:

One and Three Harbor Drive	Sausalito, CA	1/19/2006	2	$32,500	111,772
Pointe O’Hare	Rosemont, IL	3/8/2006	1	55,675	262,991
Pointe O’Hare Land (a)	Rosemont, IL	3/8/2006	—	2,000	—

	Total for the three months ended March 31, 2006		3	$90,175	374,763

Acquisitions subsequent to quarter-end:

Fountaingrove II (b)	Santa Rosa, CA	4/21/2006	—	$9,597	—

		Total	—	$9,597	—

(a)	Equity Office acquired a 50% interest in a new joint venture formed with the seller of the Pointe O’Hare office property, who contributed a vacant land parcel and a parking structure to the joint venture. Equity Office accounts for its investment in the joint venture under the equity method.

(b)	Fountaingrove II, which consists of one building comprising 42,588 square feet, is a development property and, therefore, will not be included in the total number of buildings or total square footage statistics.

Equity Office Properties Trust
Quaterly Events (continued)
March 31, 2006
Dispositions:
     Equity Office disposed of the following properties:

				Effective Office Portfolio
			Number	Sales Price
Property	Location	Disposition Date	of Buildings	(in thousands)	Square Feet
Dispositions during the three months ended March 31, 2006:

120 Montgomery	San Francisco, CA	1/20/2006	1	$67,500	430,523
Westridge	San Diego, CA	2/8/2006	1	10,500	53,326
Pacific Corporate Plaza	San Diego, CA	2/8/2006	2	20,000	104,847
8-16 Perimeter	Atlanta, GA	2/17/2006	5	10,712	65,350
One Crosswoods	Columbus, OH	3/3/2006	1	5,300	129,583
3001 Stender Way (a)	Santa Clara, CA	3/23/2006	—	2,875	—

	Total for the three months ended March 31, 2006		10	$116,887	783,629

Dispositions subsequent to quarter-end:

Southgate Office Plaza I & II (b)	Renton, WA	4/6/2006	2	$47,000	267,810
Paces West (b)	Atlanta, GA	4/19/2006	2	112,750	646,471

		Total	4	$159,750	914,281

(a)	This property, which consists of one building comprising 61,825 square feet, was previously taken out of service and, therefore, was no longer included in the total number of buildings or total square footage statistics.

(b)	This property was classified as held for sale at March 31, 2006.
Gains / Losses on Sales of Real Estate:
During the three months ended March 31, 2006 and 2005, Equity Office recognized gains on sales of real estate of $35.6 million and $24.2 million, respectively, and non-cash charges of $1.0 million and $13.5 million, respectively, as shown below:

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands)
Gain on partial sales of real estate included in Income from Continuing Operations	$154	$—
Gain on sales of real estate included in Discontinued Operations (c)	35,429	24,245

Equity Office’s share of the gains on sales of real estate	$35,583	$24,245

Loss on properties sold included in Discontinued Operations	$(989)	$—
Provision for loss on properties held for sale and subsequently sold included in Discontinued Operations	—	(13,538)

Total non-cash charges	$(989)	$(13,538)

(c)	The gain on sales of real estate included in Discontinued Operations for the three months ended March 31, 2006 includes the recognition of a $25.6 million gain on sale related to a property sold in 2005. The recognition of this gain had previously been deferred until Equity Office collected its outstanding $66.3 million note receivable from the buyer during January 2006.

Equity Office Properties Trust
Quaterly Events (continued)
March 31, 2006
Debt:
The following debt transactions occurred during the three months ended March 31, 2006:

	Principal	Coupon	Effective	Maturity
	Balance	Rate	Rate (a)	Date
	(Dollars in thousands)
Mortgage Debt:
Issued:
Sixty State Street	$180,000	5.63%	5.67%	3/1/2011

Total issued:	$180,000

Consolidated upon adoption of EITF 04-5 (b):
Promenade II	$80,405	7.84%	7.84%	10/1/2006
Promenade II	18,967	6.90%	6.90%	10/1/2006
Pasadena Towers	60,614	6.92%	6.92%	8/1/2008
Columbia Center (fka Bank of America Tower)	195,000	4.48%	4.48%	1/4/2010
Yahoo! Center	250,000	5.27%	5.27%	10/1/2015
SunTrust Center	77,000	5.34%	5.34%	1/1/2016

Total consolidated upon adoption of EITF 04-5:	$681,986

Unsecured Notes:

Repaid:
6 Year Unsecured Notes	$500,000	8.38%	7.65%	3/15/2006

Total repaid:	$500,000

(a)	Includes the effect of offering and transaction costs and premiums and discounts.

(b)	Amounts shown include the effect of discounts. Equity Office’s share of the total mortgage debt consolidated is $306.9 million.
Lines of Credit:
Equity Office exercised its option to draw an additional $250 million on its existing $750 million unsecured term loan facility, which increased the amount outstanding under the facility to $1.0 billion.
Equity Office obtained and fully drew upon a $500 million unsecured term loan facility, which bears interest at LIBOR plus 55 basis points and matures in February 2007.
Subsequent to quarter-end, Equity Office obtained and fully drew upon a $225 million unsecured term loan facility, which bears interest at LIBOR plus 60 basis points. This loan is scheduled to mature in June 2006.
Common Share Repurchase Program and Redemption of Units:
Equity Office is authorized to repurchase up to $2.1 billion of Common Shares under its open market repurchase program through May 2006. During the three months ended March 31, 2006, Equity Office repurchased 15,353,600 Common Shares at an average purchase price of $31.79 per share for $488.1 million. Subsequent to quarter-end, Equity Office repurchased 2,117,100 Common Shares under the program at an average purchase price of $32.93 per share for $69.7 million. In addition, Equity Office’s Board of Trustees approved an extension of the program through May 2007 and increased the amount previously authorized for repurchase by an additional $500.0 million to $2.6 billion. As of May 2, 2006, $500.0 million remains available to repurchase Common Shares under the program.
Equity Office also repurchased 2,315,316 Units at an average purchase price of $30.51 per Unit for $70.6 million during the three months ended March 31, 2006.

Equity Office Properties Trust
Financial Information
March 31, 2006

Equity Office Properties Trust
Key Data

	As of or for the three months ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
	(Dollars in thousands, except per share amounts)
Selected Operating Data — Continuing Operations
Total revenues	$853,688	$781,357	$727,680	$718,977	$753,194
Income (loss) from continuing operations	19,384	(7,015)	69,659	64,202	75,211
Deferred rental revenue	12,434	10,897	13,669	15,407	16,695
FAS 141 rental revenue	(1,246)	(231)	(908)	(895)	(1,027)
Capitalized interest	474	390	47	4	—
Scheduled principal payments for consolidated debt	7,753	7,887	8,011	9,361	9,963

Lease Terminations
Income from early lease terminations (a)	$6,468	$13,210	$4,558	$10,750	$51,508

Portfolio Statistics
Buildings	615	622	607	643	688
Square feet
Effective Office Portfolio	101,284,344	101,708,291	102,501,106	107,920,461	114,089,196
Total Office Portfolio	111,122,320	111,509,053	113,095,276	117,917,405	124,492,269
Occupancy at end of quarter
Effective Office Portfolio	90.5%	90.4%	89.3%	88.4%	87.5%
Total Office Portfolio	90.6%	90.5%	89.2%	88.4%	87.6%

General and Administrative Expense
Corporate	$16,994	$17,279	$16,865	$15,218	$17,173
Property operating	26,870	31,314	26,211	24,253	21,603

Total	$43,864	$48,593	$43,076	$39,471	$38,776

As a percentage of total revenues from continuing operations:
Corporate general and administrative expense	2.0%	2.2%	2.3%	2.1%	2.3%
Property operating general and administrative expense	3.1%	4.0%	3.6%	3.4%	2.9%

(a)	These amounts include continuing and discontinued operations and Equity Office’s share from unconsolidated joint ventures.

		Square Feet
	Number of	Total Office	Effective Office
Building and Square Feet Activity	Buildings	Portfolio	Portfolio
Properties owned as of:
December 31, 2005	622	111,509,053	101,708,291
Acquisitions	3	374,763	374,763
Dispositions	(10)	(783,629)	(783,629)
Building remeasurements and other	—	22,133	(15,081)

March 31, 2006	615	111,122,320	101,284,344

Equity Office Properties Trust
Key Data (continued)

	As of or for the three months ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
		(Dollars in thousands, except per share amounts)
Earnings (Loss) Per Share
Net income (loss) available to common shareholders — basic	$0.12	$0.05	$0.23	$(0.51)	$0.25

Net income (loss) available to common shareholders — diluted	$0.12	$0.05	$0.23	$(0.50)	$0.25

Weighted average Common Shares outstanding — basic	369,068,729	395,008,978	408,511,485	406,164,577	402,812,763
Weighted average Common Shares, Units and dilutive potential common shares — diluted	414,266,023	438,774,607	457,343,521	455,609,570	452,400,294

Market Value of Common Equity
Common Shares outstanding	367,099,955	380,674,998	408,537,183	410,041,083	406,615,162
Units outstanding	41,314,450	43,639,766	43,830,878	44,782,268	46,844,846

Total	408,414,405	424,314,764	452,368,061	454,823,351	453,460,008
Common Share price at the end of the period	$33.58	$30.33	$32.71	$33.10	$30.13

Market value of common equity	$13,714,556	$12,869,467	$14,796,959	$15,054,653	$13,662,750

Preferred Shares
Series B	$299,497	$299,497	$299,497	$299,497	$299,497
Series G	212,500	212,500	212,500	212,500	212,500

Total	$511,997	$511,997	$511,997	$511,997	$511,997

Consolidated Debt
Fixed rate	$11,129,820	$10,775,997	$10,539,684	$10,368,722	$10,312,005
Variable rate	2,772,921	2,051,821	1,056,000	1,789,994	2,164,999

Total	$13,902,741	$12,827,818	$11,595,684	$12,158,716	$12,477,004

Common Share Price and Distributions
At the end of the period	$33.58	$30.33	$32.71	$33.10	$30.13
High during period	$35.00	$33.17	$35.79	$34.39	$31.17
Low during period	$29.71	$28.20	$31.31	$30.00	$27.45
Distributions per share	$0.33	$0.50	$0.50	$0.50	$0.50

Equity Office (Investors/Analysts):	Equity Office (Media):
Beth Coronelli	Terry Holt
312.466.3286	312.466.3102
For Immediate Release
Equity Office Announces First Quarter 2006 Results and
Extends and Increases Common Share Repurchase Authorization
CHICAGO (May 2, 2006) — Equity Office Properties Trust (NYSE: EOP) today reported results for the first quarter 2006. The company also announced that its Board of Trustees approved an extension through May 2007 of the previously announced common share repurchase program, and increased the dollar amount of common shares authorized for repurchase by an additional $500 million.
“We continue to see office market fundamentals improve across virtually all of our markets,” said Richard D. Kincaid, president and chief executive officer of Equity Office. “This is leading to occupancy gains, rent increases, and a reduction in concessions in most of our portfolio. First quarter 2006 results, while reflecting the stronger office environment, declined primarily due to lower early lease termination income when compared to the same period last year.”
Financial and Operating Results
Net income available to common shareholders totaled $45.6 million in first quarter 2006 with diluted earnings per share (EPS) of $0.12. Comparatively, net income available to common shareholders in the first quarter of 2005 totaled $100.9 million, with diluted EPS of $0.25.
Funds from operations available to common shareholders plus assumed conversions (FFO) for the first quarter 2006 on a diluted basis totaled $226.4 million, or $0.55 per diluted share. FFO for the same period in 2005 was $302.1 million, or $0.66 per share on a diluted basis. The attachment to this press release reconciles FFO to net income, the most directly comparable GAAP measure.
In comparing quarterly results, first quarter 2005 included $51.5 million of income from early lease terminations. Total income from early lease terminations in the first quarter 2006 was $6.5 million. The EPS and FFO comparisons also reflect the impact from $2.7 billion of dispositions in 2005.

8a

Page 2 — Equity Office Announces First Quarter 2006 Results and Extends and Increases Common Share Repurchase Authorization
In accordance with newly effective GAAP accounting rules (EITF 04-5), in the first quarter 2006, EOP consolidated the assets, liabilities and results of operations of 18 joint ventures that were previously accounted for under the equity method. These joint ventures were not consolidated in the first quarter 2005 results. EOP’s share of the economics of these joint ventures has not changed from the prior period. This consolidation did not impact net income or FFO, but did impact various line items on the income statement, making comparisons difficult. Exhibit A of this press release reflects the balance sheet and income statement impact as a result of the adoption of EITF 04-5.
Same-store property net operating income (defined as property operating revenues, including deferred rental revenue, less property operating expenses), excluding income from early lease terminations, decreased 1.6% for the first quarter 2006, as compared to first quarter 2005. Same-store results were not impacted by the consolidation.
Increased operating expenses, primarily driven by higher utility costs, also contributed to the decrease. Occupancy increases continued to offset the impact of rent roll down (new leases at lower rents than expiring leases).
EOP’s effective office portfolio occupancy was 90.5% at March 31, 2006, compared to 87.5% at March 31, 2005, and 90.4% at December 31, 2005. The effective office portfolio represents the company’s economic interest in the properties, which is used to derive net income that is recognized in accordance with GAAP.
In first quarter 2006, the company leased 4.2 million square feet. This compares to 4.8 million square feet in first quarter 2005 on a larger portfolio. Tenant improvements and leasing costs for leases that commenced during first quarter 2006 were $16.52 per square foot on a weighted average basis, compared to $16.98 per square foot in the first quarter 2005.
Share Repurchase Program
The company repurchased 17.5 million EOP common shares year-to-date through May 1, 2006 at an average price of $31.93 per share, for total consideration of $557.8 million. EOP also redeemed 2.3 million operating partnership units for $70.6 million.
With the increase in the company’s common share repurchase program announced today, the company currently has $500 million available on its $2.6 billion share repurchase authorization. EOP may repurchase its common shares in the open market or in privately negotiated transactions, at the discretion of the company’s management, and as market conditions and regulations warrant, through May 2007.
Investment Activity
Year-to-date as of May 1, 2006, EOP completed $376.4 million in investment activity, selling 1.8 million square feet of assets for $276.6 million, and purchasing 374,763 square feet for $99.8 million, including a property under development. Following is a list of the year-to-date investment activity:

8b

Page 3 — Equity Office Announces First Quarter 2006 Results and Extends and Increases Common Share Repurchase Authorization

Dispositions	Location
120 Montgomery	San Francisco, CA
Westridge	San Diego, CA
Pacific Corporate Plaza	San Diego, CA
8-16 Perimeter	Atlanta, GA
One Crosswoods	Columbus, OH
3001 Stender Way	Santa Clara, CA
Southgate Office Plaza I & II	Renton, WA
Paces West	Atlanta, GA

Acquisitions	Location
One and Three Harbor Drive	Sausalito, CA
Pointe O’Hare	Rosemont, IL
Fountaingrove II	Santa Rosa, CA
2006 Outlook
EPS guidance has been updated to reflect the net gains on sales of real estate recorded in the first quarter 2006. EOP reconfirms previously stated 2006 FFO guidance.

Diluted EPS	$0.23 to $0.38
Less: Gain on Sales of Real Estate	$(0.09)
Plus: Real Estate Depreciation and Amortization	$2.01

Diluted FFO per share	$2.15 to $2.30

The primary assumptions used in calculating the 2006 EPS and FFO guidance ranges include:

Year-End Effective Office Portfolio Occupancy	91% to 92%
Income from Early Lease Terminations	$20 million to $30 million
Deferred Rental Revenue	$45 million to $50 million
Corporate G&A Expense	$62 million to $67 million
Same-Store Net Operating Income Growth
(excluding income from early lease terminations)	0% to 1%
Tenant Improvements/Leasing Costs	$21.50 to $23.50 per square foot
The guidance ranges do not include the effect of future acquisitions, dispositions (and any related gains and losses), and common share repurchases which, if significant, could materially impact the foregoing guidance ranges.
Conference Call Details
Management will discuss its first quarter 2006 results on EOP’s earnings conference call scheduled for Tuesday, May 2, 2006, at 10:00 a.m. Central. The conference call telephone number is 888-283-0069. Participants should dial in 15 minutes before the scheduled start of the call. The pass code to access the call is “EOP.” Participants calling from outside of the United States should dial 210-795-9226. A replay of the call will be available until May 9, 2006, by calling 866-469-5761. No pass code is necessary. For callers outside of the United States, the replay telephone number is 203-369-1460. A live webcast of the conference call will be available in listen-only mode at www.equityoffice.com and at www.fulldisclosure.com.

8c

Page 4 — Equity Office Announces First Quarter 2006 Results and Extends and Increases Common Share Repurchase Authorization
In addition to the information provided in this release, Equity Office publishes a quarterly Supplemental Operating and Financial Data Report, which can be found at www.equityoffice.com in the Investor Relations section, and as part of a Form 8-K furnished to the Securities and Exchange Commission (SEC). Hard copies of the Supplemental Operating and Financial Data Report are also available via mail by calling 800-692-5304.
Forward — Looking Statements
This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this release and the outlook of Equity Office include, but are not limited to, changes in economic, business and competitive conditions, and other factors affecting the operation of the business of Equity Office. These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including its Form 10-K filed on March 15, 2006. Equity Office is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.
Equity Office Properties Trust (NYSE: EOP), operating through its various subsidiaries and affiliates, is the nation’s largest publicly held office building owner and manager with a total office portfolio of 611 buildings comprising 110.2 million square feet in 16 states and the District of Columbia. Equity Office has an ownership presence in 22 Metropolitan Statistical Areas (MSAs) and in 98 submarkets, enabling it to provide a wide range of office solutions for local, regional and national customers. For more company information visit the Equity Office web site at http://www.equityoffice.com.

8d

Equity Office Properties Trust
Consolidated Statements of Operations
(Unaudited)

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$667,860	$569,117
Tenant reimbursements	131,787	93,578
Parking	36,009	27,556
Other	17,116	58,166
Fee income	916	4,777

Total revenues	853,688	753,194

Expenses:
Depreciation	191,882	156,390
Amortization	36,537	21,220
Real estate taxes	108,486	83,006
Insurance	8,506	5,795
Repairs and maintenance	93,780	71,441
Property operating	129,350	99,455
Ground rent	6,056	5,309
Corporate general and administrative	16,994	17,173

Total expenses	591,591	459,789

Operating income	262,097	293,405

Other income (expense):
Interest and dividend income	3,365	3,092
Interest:
Expense incurred	(224,227)	(212,772)
Amortization of deferred financing costs and prepayment expenses	(2,929)	(2,795)

Total other income (expense)	(223,791)	(212,475)

Income before income taxes, allocation to minority interests, income from investments in unconsolidated joint ventures and gain on sales of real estate	38,306	80,930
Income taxes	(1,211)	(455)
Minority Interests:
EOP Partnership	(5,116)	(11,754)
Partially owned properties	(12,805)	(3,028)
Income from investments in unconsolidated joint ventures	56	9,518
Gain on sales of real estate	154	—

Income from continuing operations	19,384	75,211
Discontinued operations (including net gain on sales of real estate and provision for (loss) on properties held for sale of $34,440 and $10,707, respectively)	34,937	34,360

Net income	54,321	109,571
Preferred distributions	(8,701)	(8,701)

Net income available to common shareholders	$45,620	$100,870

Earnings per share — basic:
Income from continuing operations per share	$0.04	$0.17

Net income available to common shareholders per share	$0.12	$0.25

Weighted average Common Shares outstanding	369,068,729	402,812,763

Earnings per share — diluted:
Income from continuing operations per share	$0.04	$0.17

Net income available to common shareholders per share	$0.12	$0.25

Weighted average Common Shares outstanding and dilutive potential common shares	414,266,023	452,400,294

Distributions declared per Common Share outstanding	$0.33	$0.50

*	Refer to page 3 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of operations.

Equity Office Properties Trust
Consolidated Balance Sheets

	March 31, 2006
	(Unaudited)	December 31, 2005
	(Dollars in thousands,
	except per share amounts)
Assets:
Investments in real estate	$25,798,016	$22,826,508
Developments in process	584,478	567,129
Land available for development	174,078	174,078
Investments in real estate held for sale, net of accumulated depreciation	106,947	181,406
Accumulated depreciation	(3,786,388)	(3,316,979)

Investments in real estate, net of accumulated depreciation	22,877,131	20,432,142
Cash and cash equivalents	115,743	78,164
Tenant and other receivables (net of allowance for doubtful accounts of $9,113 and $8,853, respectively)	109,338	94,858
Deferred rent receivable	558,651	496,826
Escrow deposits and restricted cash	54,417	38,658
Investments in unconsolidated joint ventures	105,052	947,989
Deferred financing costs (net of accumulated amortization of $48,047 and $45,920, respectively)	58,907	58,809
Deferred leasing costs and other related intangibles (net of accumulated amortization of $308,521 and $232,024, respectively)	664,293	522,926
Prepaid expenses and other assets	241,914	303,181

Total Assets	$24,785,446	$22,973,553

Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (net of (discounts) of $(5,150) and $(5,185), respectively)	$3,018,702	$2,164,198
Unsecured notes (net of (discounts) of $(24,574) and $(23,936), respectively)	8,531,939	9,032,620
Lines of credit	2,352,100	1,631,000
Accounts payable and accrued expenses	555,053	574,225
Distribution payable	137,508	3,736
Other liabilities (net of (discounts) of $(24,862) and $(25,597), respectively)	501,475	483,468
Commitments and contingencies	—	—

Total Liabilities	15,096,777	13,889,247

Minority Interests:
EOP Partnership	788,600	863,923
Partially owned properties	1,380,959	172,278

Total Minority Interests	2,169,559	1,036,201

Mandatorily Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,989,930 issued and outstanding	299,497	299,497

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 367,099,955 and 380,674,998 issued and outstanding, respectively	3,671	3,807
Other Shareholders’ Equity:
Additional paid in capital	9,289,827	9,745,819
Deferred compensation	—	(533)
Dividends in excess of accumulated earnings	(2,232,001)	(2,156,627)
Accumulated other comprehensive loss (net of accumulated amortization of $13,652 and $11,948, respectively)	(54,384)	(56,358)

Total Shareholders’ Equity	7,219,613	7,748,608

Total Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity	$24,785,446	$22,973,553

*	Refer to page 3 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated balance sheets.

Equity Office Properties Trust
Consolidated Statements of Cash Flows

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands, unaudited)
Operating Activities:
Net income	$54,321	$109,571
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including discontinued operations)	236,130	206,436
Compensation expense related to restricted shares and stock options	7,539	7,405
Income from investments in unconsolidated joint ventures	(56)	(9,518)
Net distributions from unconsolidated joint ventures	434	6,104
Net (gain) on sales of real estate and provision for loss on properties held for sale (including discontinued operations)	(34,594)	(10,707)
Provision for doubtful accounts	2,018	2,415
Income allocated to minority interests (including discontinued operations)	17,921	15,235
Other	—	448
Changes in assets and liabilities:
(Increase) decrease in rent receivable	(4,823)	165
(Increase) in deferred rent receivable	(13,996)	(17,482)
Decrease (increase) in prepaid expenses and other assets	33,287	(40,704)
(Decrease) in accounts payable and accrued expenses	(101,086)	(93,022)
(Decrease) in other liabilities	(12,927)	(7,171)

Net cash provided by operating activities	184,168	169,175

Investing Activities:
Property acquisitions (including deposits made for property acquisitions)	(90,404)	(67,199)
Property dispositions (including deposits received for property dispositions)	138,462	137,109
Increase in cash upon consolidation of certain joint ventures	51,357	—
Investments in unconsolidated joint ventures related to acquisition activity	(2,066)	—
Capital and tenant improvements (including development costs)	(81,603)	(76,406)
Lease commissions and other costs	(33,946)	(24,369)
Decrease in escrow deposits and restricted cash	30,791	129,425

Net cash provided by investing activities	12,591	98,560

Financing Activities:
Proceeds from mortgage debt	179,631	—
Principal payments on mortgage debt	(7,753)	(103,757)
Proceeds from unsecured notes	—	14,344
Repayment of unsecured notes	(500,043)	(525,000)
Proceeds from lines of credit	6,174,650	2,123,000
Repayment of lines of credit	(5,453,550)	(1,802,000)
Payments of loan costs and offering costs	(1,045)	(65)
(Distributions to) minority interests in partially owned properties	(15,109)	(5,702)
Proceeds from exercise of stock options	33,785	43,260
Distributions to common shareholders and unitholders	(1,089)	—
Repurchase of Common Shares	(489,976)	(2,729)
Redemption of Units	(70,633)	(5,866)
Payment of preferred distributions	(8,048)	(8,048)

Net cash (used for) financing activities	(159,180)	(272,563)

Net increase (decrease) in cash and cash equivalents	37,579	(4,828)
Cash and cash equivalents at the beginning of the period	78,164	107,126

Cash and cash equivalents at the end of the period	$115,743	$102,298

*	Refer to page 3 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of cash flows.

Equity Office Properties Trust
Consolidated Statements of Cash Flows (continued)

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands, unaudited)
Supplemental Information:
Interest paid during the period, including a reduction of interest expense for capitalized interest of $474 and $0, respectively	$263,357	$270,420

Non-Cash Investing and Financing Activities:
Investing Activities:
Escrow deposits related to property dispositions	$(42,208)	$(141,513)

Mortgage loan repayment as a result of a property disposition	$—	$(13,386)

Changes in accounts due to consolidation of certain joint ventures:
Decrease in investments in unconsolidated joint ventures	$(844,591)	$—

Increase in investments in real estate	$2,843,118	$—

Increase in accumulated depreciation	$(286,569)	$—

Increase in mortgage debt, net of discounts	$(681,986)	$—

Increase in minority interests — partially owned properties	$(1,205,236)	$—

Increase in other assets and liabilities	$123,907	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$—	$13,386

*	Refer to page 3 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of cash flows.

Equity Office Properties Trust
Reconciliation of Net Income to Funds From Operations (“FFO”)

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$54,321	$109,571
Adjustments:
Plus depreciation and amortization:
Included in income from continuing operations and discontinued operations	229,814	201,904
Included in income from investments in unconsolidated joint ventures	2,773	12,432
Allocated to minority interests in partially owned properties	(17,209)	(1,563)
Non-real estate related depreciation and amortization	(4,127)	(3,600)
Less net gain on sales of real estate included in income from continuing operations and discontinued operations	(35,583)	(24,245)
Less minority interests in EOP Partnership share of the above adjustments	(17,714)	(19,300)

FFO	212,275	275,199
Preferred distributions	(8,701)	(8,701)

FFO available to common shareholders — basic	$203,574	$266,498

Net income available to common shareholders per share — basic	$0.12	$0.25

FFO available to common shareholders per share — basic	$0.55	$0.66

	Net Income	FFO		Net Income	FFO
Adjustments to arrive at net income and FFO available to common shareholders plus assumed conversions:
Net income and FFO	$54,321	$212,275		$109,571	$275,199
Preferred distributions	(8,701)	(8,701)		(8,701)	(8,701)

Net income and FFO available to common shareholders	45,620	203,574		100,870	266,498
Net income allocated to minority interests in EOP Partnership	5,116	5,116		11,754	11,754
Minority interests in EOP Partnership share of the above adjustments	—	17,714		—	19,300
Preferred distributions on Series B preferred shares, of which are assumed to be converted into Common Shares (b)	—	—		—	4,584

Net income and FFO available to common shareholders plus assumed conversions	$50,736	$226,404		$112,624	$302,136

Weighted average Common Shares, dilutive potential common shares plus assumed conversions outstanding	414,266,023	414,266,023		452,400,294	460,789,584

Net income and FFO available to common shareholders plus assumed conversions per share	$0.12	$0.55	(c)	$0.25	$0.66	(c)

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income and FFO basic per share calculation)	369,068,729	402,812,763
Effect of dilutive potential common shares:
Units	41,625,499	47,178,377
Share options and restricted shares	3,571,795	2,409,154

Weighted average Common Shares and dilutive potential common shares used for net income available to common shareholders	414,266,023	452,400,294
Impact of conversion of Series B preferred shares (b)	—	8,389,290

Weighted average Common Shares, dilutive potential common shares plus assumed conversions used for the calculation of FFO available to common shareholders plus assumed conversions	414,266,023	460,789,584

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition below.

(b)	The Series B preferred shares are not dilutive to EPS for each period presented and are not dilutive to FFO per share for the three months ended March 31, 2006 but are dilutive to FFO per share for the three months ended March 31, 2005.

(c)	FFO for the three months ended March 31, 2006 and March 31, 2005 includes $1.0 million and $13.5 million of non-cash charges relating to properties sold and properties held for sale, which is equivalent to $0.00 and $0.03 per share on a diluted basis, respectively. These charges are not added back to net income when calculating FFO.
FFO Definition:
     FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains from sales of properties (but not losses from sales of properties, impairments or provisions for losses on properties held for sale), plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Equity Office believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. Equity Office further believes that by excluding the effect of depreciation, amortization and gains from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income when trying to understand an equity REIT’s operating performance. Equity Office computes FFO in accordance with its interpretation of the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other equity REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than Equity Office does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of Equity Office’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of its liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Equity Office Properties Trust
Segment Information
     Equity Office has one segment which is office properties. The primary financial measure that Equity Office’s chief operating decision makers use for the office properties is property net operating income, which represents rental revenue, tenant reimbursements, parking and other operating revenues less real estate taxes, insurance, repairs and maintenance and property operating expense (all as reflected in the accompanying consolidated statements of operations). Equity Office believes that property net operating income is helpful to investors as a supplemental measure of Equity Office’s operating performance because it represents the actual operating results of our properties. Total assets consists primarily of the assets in the office properties operating segment. There are other assets such as corporate furniture, fixtures and equipment that are not associated with the office property segment, but these assets are immaterial.

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands)
Property Operating Revenues:
Rental	$667,860	$569,117
Tenant reimbursements	131,787	93,578
Parking	36,009	27,556
Other (a)	17,116	58,166

Total Property Operating Revenues	852,772	748,417

Property Operating Expenses:
Real estate taxes	108,486	83,006
Insurance	8,506	5,795
Repairs and maintenance	93,780	71,441
Property operating	129,350	99,455

Total Property Operating Expenses	340,122	259,697

Property Net Operating Income from Continuing Operations	$512,650	$488,720

Property Operating Margin from Continuing Operations (b)	60.1%	65.3%

Reconciliation of Property Net Operating Income from Continuing Operations to Income from Continuing Operations:

Property Net Operating Income from Continuing Operations	$512,650	$488,720
Add:
Fee income	916	4,777
Less:
Depreciation	(191,882)	(156,390)
Amortization	(36,537)	(21,220)
Ground rent	(6,056)	(5,309)
Corporate general and administrative	(16,994)	(17,173)

Operating Income	262,097	293,405
Less:
Other expenses	(223,791)	(212,475)
Income taxes	(1,211)	(455)
Minority Interests:
EOP Partnership	(5,116)	(11,754)
Partially owned properties	(12,805)	(3,028)
Add:
Income from investments in unconsolidated joint ventures	56	9,518
Gain on sales of real estate	154	—

Income from Continuing Operations	$19,384	$75,211

(a)	Other income consists primarily of income from early lease terminations and ancillary income from tenants. Income from early lease terminations was $5.8 million and $52.1 million for the three months ended March 31, 2006 and 2005, respectively.

(b)	Defined as Property Net Operating Income from Continuing Operations divided by Total Property Operating Revenues.

Equity Office Properties Trust
Same Store Portfolio Segment Results
     The financial results presented in the consolidated statements of operations show significant changes from period to period. The period-to-period financial results may not be comparable because Equity Office acquires and disposes of properties on an ongoing basis. Equity Office has also consolidated 18 joint ventures (that were previously recorded under the equity method) as a result of the adoption of EITF 04-5 on January 1, 2006 (see page 3 for additional information). Prior periods have not been restated for this change. Although the consolidation of the joint ventures did not impact net income or funds from operations available to common shareholders, it has impacted the comparability of our revenues and expenses to the prior period. These 18 joint ventures are reflected below as part of Non-Same Store. The net income for properties sold and properties held for sale is included in Discontinued Operations. As a result of the significant acquisition, disposition and consolidation activity, we have presented condensed consolidated segment results for properties owned for the comparable periods (the “Same Store Portfolio”). The Total Company segment results include the Same Store Portfolio as well as amounts attributable to acquisitions, joint venture consolidations and corporate level expenses (“Non-Same Store”). The Total Company segment results shown are reconciled to GAAP on the Segment Information page of this document.

							Same Store Portfolio Change
	For the three months ended March 31, 2006			For the three months ended March 31, 2005			Favorable/(Unfavorable)
	Same Store Portfolio	Non-Same Store	Total Company	Same Store Portfolio	Non-Same Store	Total Company	$	%
	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
Property Net Operating Income from Continuing Operations:
Revenues:
Property operating revenues	$714,369	$138,403	$852,772	$742,277	$6,140	$748,417	($27,908)	(3.8%)

Expenses:
Real estate taxes	86,709	21,777	108,486	81,387	1,619	83,006	(5,322)	(6.5%)
Insurance	6,572	1,934	8,506	5,528	267	5,795	(1,044)	(18.9%)
Repairs and maintenance	76,436	17,344	93,780	70,321	1,120	71,441	(6,115)	(8.7%)
Property operating	113,117	16,233	129,350	98,383	1,072	99,455	(14,734)	(15.0%)

Property operating expenses	282,834	57,288	340,122	255,619	4,078	259,697	(27,215)	(10.6%)

Property net operating income from continuing operations	$431,535	$81,115	$512,650	$486,658	$2,062	$488,720	($55,123)	(11.3%)

Property operating margin (a)	60.4%	58.6%	60.1%	65.6%	33.6%	65.3%		(5.2%)

Property Net Operating Income from Continuing Operations Excluding Income from Early Lease Terminations:
Property net operating income from continuing operations	$431,535	$81,115	$512,650	$486,658	$2,062	$488,720	($55,123)	(11.3%)
Less income from early lease terminations	(3,908)	(1,864)	(5,772)	(52,093)	—	(52,093)	(48,185)	(92.5%)

Total	$427,627	$79,251	$506,878	$434,565	$2,062	$436,627	($6,938)	(1.6%)

Property operating margin (a) before income from early lease terminations	60.2%	58.0%	59.8%	63.0%	33.6%	62.7%		(2.8%)

Additional Information — Selected Amounts Included in Property Operating Revenues:
Deferred rental revenue	$8,343	$4,091	$12,434	$16,529	$166	$16,695	($8,186)	(49.5%)

	Occupancy Rates
	At March 31, 2006	At March 31, 2005	At December 31, 2004
CBD	92.7%	92.4%	92.5%
Suburban	89.9%	87.7%	87.6%

Total Same Store Portfolio	91.0%	89.5%	89.5%

Square Feet	91,304,902
Number of Properties	514

(a)	Calculated by dividing property net operating income from continuing operations by property operating revenues.

Equity Office Properties Trust
Statements of Discontinued Operations
     The net income for properties sold and properties held for sale is reflected in the consolidated statements of operations as Discontinued Operations for the periods presented. Properties that were partially sold are not reflected as discontinued operations in accordance with FAS 144.

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands)
Property operating revenues	$4,085	$81,084

Expenses:
Depreciation and amortization	1,395	24,294
Property operating	2,578	31,094
Ground rent	—	1,081

Total expenses	3,973	56,469

Operating income	112	24,615

Other income (expense):
Interest income	385	143
Interest expense and amortization of deferred financing costs and prepayment expenses	—	(613)

Total other income (expense)	385	(470)

Income before income taxes, allocations to minority interests, net gain on sales of real estate and provision for (loss) on properties held for sale	497	24,145
Income taxes	—	(39)
Income allocated to minority interests — partially owned properties	—	(453)
Net gain on sales of real estate	34,440	24,245
Provision for (loss) on properties held for sale	—	(13,538)

Net income	$34,937	$34,360

Property net operating income from discontinued operations (a)	$1,507	$49,990

(a)	Defined as property operating revenues less property operating expenses.

Equity Office Properties Trust
Earnings Per Share

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands, except per share amounts)
Numerator:
Income from continuing operations	$19,384	$75,211
Preferred distributions	(8,701)	(8,701)

Income from continuing operations available to common shareholders	10,683	66,510
Discontinued operations (including net gain on sales of real estate and provision for (loss) on properties held for sale of $34,440 and $10,707, respectively)	34,937	34,360

Numerator for basic earnings per share — net income available to common shareholders	45,620	100,870
Add back income allocated to minority interests in EOP Partnership	5,116	11,754

Numerator for diluted earnings per share — net income available to common shareholders	$50,736	$112,624

Denominator:
Denominator for basic earnings per share — weighted average Common Shares outstanding	369,068,729	402,812,763

Effect of dilutive potential common shares:
Units	41,625,499	47,178,377
Share options and restricted shares	3,571,795	2,409,154

Dilutive potential common shares	45,197,294	49,587,531

Denominator for diluted earnings per share — weighted average Common Shares outstanding and dilutive potential common shares	414,266,023	452,400,294

Earnings per share — basic:
Income from continuing operations available to common shareholders, net of minority interests	$0.04	$0.17
Discontinued operations, net of minority interests	0.09	0.08

Net income available to common shareholders, net of minority interests (a)	$0.12	$0.25

Earnings per share — diluted:
Income from continuing operations available to common shareholders	$0.04	$0.17
Discontinued operations	0.08	0.08

Net income available to common shareholders (a)	$0.12	$0.25

(a)	Net income available to common shareholders per share may not total the sum of the per share components due to rounding.

Equity Office Properties Trust
Net Free Cash Flow
     Equity Office defines net free cash flow as net cash provided by operating activities determined in accordance with GAAP less distributions paid to its shareholders, unitholders and preferred shareholders less capital improvements incurred and expenditures for tenant improvements and leasing costs for leases that commence during the period. Net free cash flow is a non-GAAP financial measure, which Equity Office believes is helpful to investors to monitor the impact of distributions and capital improvements, tenant improvements and leasing costs on its net cash provided by operating activities. Investors should review net free cash flow along with Equity Office’s consolidated statements of cash flows, as determined in accordance with GAAP. Net free cash flow should not be considered as a measure of Equity Office’s liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions. For more information on Equity Office’s liquidity refer to its Form 10-K for 2005.
     Below Equity Office has reconciled net free cash flow to net cash provided by operating activities, the most directly comparable GAAP financial measure, for the periods presented. Equity Office’s calculation of net free cash flow may not be comparable to similar measures that may be presented by other companies.

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands)
Net cash provided by operating activities	$184,168	$169,175
Less: Distributions paid to common shareholders and unitholders (a)	(1,089)	—
Less: Distributions paid to preferred shareholders	(8,048)	(8,048)
Less: Tenant improvements and leasing costs for leases which commenced during the period and capital improvements incurred (b)	(98,530)	(93,132)

Net Free Cash Flow	$76,501	$67,995

(a)	Distributions to common shareholders and unitholders are generally paid one quarter in arrears with no cash payment in the first quarter and two payments in the fourth quarter.

(b)	In the above table, tenant improvements and leasing costs are reported for leases which commence during the periods shown, which Equity Office believes is a useful measure of the tenant improvements and leasing costs in its markets and is consistent with how Equity Office reports its per square foot tenant improvements and leasing costs. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the periods, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements in the above table reflect amounts paid or accrued for the periods shown. A reconciliation of the amounts shown above and the amounts shown on the consolidated statements of cash flows can be found on the “Tenant Improvements, Leasing Costs and Capital Improvements” page of this Supplemental Operating and Financial Data Report.

Equity Office Properties Trust
Property Joint Venture Information
March 31, 2006

	Number of	Effective Ownership	Total Office Portfolio	Effective Office Portfolio (a)
Property	Buildings	Percentage (a)	Square Feet	Square Feet	Percent Occupied
Consolidated Properties	555	100%	85,540,669	85,540,669	90.1%

Consolidated Joint Ventures
The Plaza at LaJolla Village		66.7%	635,419	423,634	83.6%
222 Berkley Street		91.5%	519,608	475,441	99.7%
500 Boylston Street		91.5%	706,864	646,781	99.9%
Wells Fargo Center		75%	1,117,439	838,079	93.7%
Ferry Building		100%	243,812	243,812	97.2%
2951 28th Street		98%	85,000	83,300	98.9%
Market Square		100%	681,051	681,051	90.3%
One Ninety One Peachtree Tower		100%	1,215,288	1,215,288	83.3%
Brea Corporate Plaza		100%	117,195	117,195	87.0%
Sixty State Street		95.5%	823,014	785,978	98.0%
Worldwide Plaza Amenities		100%	108,391	108,391	96.5%
Park Avenue Tower		100%	568,060	568,060	99.4%
850 Third Avenue		99%	568,867	563,178	96.0%
Washington Mutual Tower		75%	1,207,823	905,867	97.5%
1301 Avenue of the Americas		100%	1,765,694	1,765,694	99.3%
SunAmerica Center		67.27%	780,063	524,772	87.1%
Rowes Wharf (b)		44%	344,645	151,644	99.2%
10 & 30 South Wacker (b) (c)		75%	2,003,288	1,502,466	88.3%
Pasadena Towers (b) (c)		25%	439,366	109,842	97.9%
Promenade II (b) (c)		50%	774,344	387,172	97.7%
SunTrust Center (b) (c)		25%	640,741	160,185	85.5%
Columbia Center (fka Bank of America Tower) (b)		50.1%	1,545,008	774,049	87.3%
161 North Clark (b) (d)		25%	1,010,520	252,630	93.1%
Prominence in Buckhead (b) (d)		25%	424,309	106,077	95.9%
World Trade Center East (b) (d)		25%	186,912	46,728	100.0%
Treat Towers (b) (d)		25%	367,313	91,828	99.1%
Parkshore Plaza I & II (b) (d)		25%	269,853	67,463	95.4%
Bridge Pointe Corporate Center I & II (b) (d)		25%	372,653	93,163	100.0%
1111 19th Street (b) (d)		20%	252,014	50,403	99.8%
1620 L Street (b) (d)		20%	156,272	31,254	100.0%
1333 H Street (b) (d)		20%	244,585	48,917	98.8%
Yahoo! Center (b) (d)		50%	1,087,628	543,814	97.1%
201 Mission Street (b)		25%	483,527	120,882	74.4%
580 California (b)		25%	313,012	78,253	71.3%

Subtotal	54		22,059,578	14,563,291	93.3%

Unconsolidated Joint Ventures
One Post Office Square		50%	765,296	382,648	83.8%
75-101 Federal Street		51.61%	813,195	419,704	76.1%
One Post		50%	421,121	210,561	88.6%
1601 Market Street		11%	681,289	74,942	91.3%
1700 Market Street		11%	841,172	92,529	93.9%

Subtotal	6		3,522,073	1,180,384	83.2%

Total	615		111,122,320	101,284,344	90.5%

(a)	The amounts shown represent Equity Office’s economic interest in each property upon which Equity Office recognizes net income in accordance with GAAP.

(b)	Equity Office consolidated these joint ventures on January 1, 2006 upon adoption of EITF 04-5.

(c)	Macquarie Office (US) No. 2 Corporation is Equity Office’s partner in these joint ventures and, in the case of 10 & 30 South Wacker, which is owned as a tenancy-in-common, an affiliate of Macquarie Office (US) No. 2 Corporation is Equity Office’s co-tenant.

(d)	Teachers Insurance and Annuity Association of America (TIAA) and certain of its affiliates are Equity Office’s partners in these joint ventures.

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands)
Unconsolidated Joint Ventures
Equity Office’s share of:
Net income	$56	$9,518

Interest expense and loan cost amortization	$2,371	$4,895

Depreciation and amortization (real estate related)	$2,772	$12,262

Consolidated Joint Ventures
Minority interest partners’ share in partially owned properties of:
Net income	$12,805	$3,028

Interest expense and loan cost amortization	$6,477	$1,413

Depreciation and amortization (real estate related)	$17,209	$1,414

Equity Office Properties Trust
Developments
March 31, 2006

					Costs	Total	Current
	Estimated Placed in		Number of	Square	Incurred To	Estimated	Percentage
Property	Service Date (a)	Location	Buildings	Feet	Date (b)	Costs (c)	Leased
			(Dollars in thousands)

Summit at Douglas Ridge II	Q2 2005	Roseville, CA	1	93,349	$20,877	$24,460	57%
Kruse Oaks II (d)	Q4 2006	Portland, OR	1	107,000	7,426	20,923	6%
Bridge Pointe Corporate Center III	Q4 2006	San Diego, CA	2	150,000	16,491	35,967	0%
1095 Avenue of the Americas (e)	Q3 2007	New York, NY	1	1,023,998	517,361	849,753	(e )
Foundry Square I (Barclays)	Q4 2007	San Francisco, CA	1	335,890	18,237	144,789	96%
City Center Plaza West	Q1 2008	Bellevue, WA	1	559,400	15,005	186,978	0%

Total			7	2,269,637	$595,397	$1,262,870	17%

(a)	The Estimated Placed in Service Date represents the date the certificate of occupancy was or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property will undergo a lease-up period.

(b)	The Costs Incurred to Date are presented in the balance sheet as follows:

Developments in process	$584,478
Deferred leasing costs and other related intangibles recorded at acquisition	10,919

Total costs incurred to date	$595,397

(c)	The Total Estimated Costs include the acquisition cost of the land and building. The Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease-up the property.

(d)	Equity Office leases the land underlying this development from a third party.

(e)	On September 29, 2005, Equity Office acquired 79% of the square feet of 1095 Avenue of the Americas. Verizon, the sole tenant, occupied 96.8% of the property at acquisition. Verizon will be moving out in phases throughout 2006. Equity Office plans to redevelop the property as Verizon vacates the premises, and Equity Office anticipates the redevelopment to be completed in Q3 2007.

In addition to the developments described above, Equity Office owns or partially owns various land parcels available for development. These sites represent possible future development of up to approximately ten million square feet of office space. These potential developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include: Russia Wharf, Boston, MA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe Corporate Center, San Diego, CA; La Jolla Center, San Diego, CA; Orange Center, Orange, CA; Skyport Plaza, San Jose, CA; Station Landing, Walnut Creek, CA; NE 8th Street, Bellevue, WA; 175 Wyman, Waltham, MA; Parkshore Plaza, Folsom, CA; Commerce Plaza, Oakbrook, IL; Pointe O’Hare Land, Rosemont, IL; and First & Main, Portland, OR.
There are no unconsolidated joint venture properties under development as of March 31, 2006.

Equity Office Properties Trust
Fixed and Variable Rate Consolidated Debt

	March 31, 2006 (a)	December 31, 2005	Change
	(Dollars in thousands)
Balance (includes discounts and premiums):
Fixed rate:
Mortgage debt	$2,842,881	$1,988,377	$854,504
Unsecured notes	8,286,939	8,787,620	(500,681)

Total	11,129,820	10,775,997	353,823

Variable rate:
Mortgage debt	175,821	175,821	—
Unsecured notes and lines of credit (b)	2,597,100	1,876,000	721,100

Total	2,772,921	2,051,821	721,100

Total	$13,902,741	$12,827,818	$1,074,923

Percent of total debt:
Fixed rate	80.1%	84.0%	-3.9%
Variable rate (b)	19.9%	16.0%	3.9%

Total	100.0%	100.0%	0.0%

Effective interest rate at end of period:
Fixed rate:
Mortgage debt	6.57%	7.01%	-0.44%
Unsecured notes	6.75%	6.80%	-0.05%

Effective interest rate	6.71%	6.84%	-0.13%

Variable rate:
Mortgage debt	5.46%	5.17%	0.29%
Unsecured notes and lines of credit (b)	5.37%	5.02%	0.35%

Effective interest rate	5.37%	5.03%	0.34%

Total	6.44%	6.55%	-0.11%

(a)	Upon adoption of EITF 04-5, effective January 1, 2006 Equity Office consolidated $682.0 million of mortgage debt that was previously unconsolidated. Equity Office’s share of the total mortgage debt consolidated was $306.9 million.

(b)	The interest rates for the variable rate debt are based on various spreads over LIBOR.

Equity Office Properties Trust
Debt Summary
March 31, 2006

Consolidated Property Debt:		Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
				(Dollars in thousands)
Secured Fixed Rate Debt
Promenade II (b)		7.84%	7.84%	$79,990	10/01/06	$78,650
Promenade II (b)		6.90%	6.90%	18,899	10/01/06	18,759
Bayhill Office Center		8.35%	7.94%	46,736	12/01/06	45,751
Bayhill Office Center		6.90%	6.90%	37,798	12/01/06	37,422
Reston Town Center		8.00%	8.00%	82,385	01/01/07	81,194
Reston Town Center		6.90%	6.90%	28,349	01/01/07	28,030
E.J. Randolph		8.19%	8.19%	13,188	01/01/07	12,935
Northridge I		8.19%	8.19%	11,957	01/01/07	11,728
Shorebreeze I & II		4.19%	5.43%	22,008	03/01/07	21,476
Westbrook Corporate Center		8.00%	8.00%	90,605	05/01/07	87,844
Wilshire Palisades		6.45%	6.45%	38,239	07/01/08	36,854
11111 Sunset Hills Road		6.12%	4.97%	22,284	07/11/08	21,584
Pasadena Towers (b)		6.92%	6.92%	60,335	08/01/08	57,484
Corporate 500 Centre		6.66%	7.98%	80,006	11/01/08	80,006
188 Embarcadero		7.26%	7.62%	13,794	08/15/09	12,435
Centerside II		7.26%	7.72%	21,437	08/15/09	19,325
700 North Brand		7.26%	7.88%	23,809	08/15/09	21,464
Golden Bear Center		7.26%	7.72%	18,099	08/15/09	16,316
Bixby Ranch		7.26%	7.62%	25,215	08/15/09	22,731
One Memorial Drive		7.26%	7.88%	55,790	08/15/09	50,293
SunAmerica Center		7.94%	7.94%	197,686	10/01/09	187,855
Peninsula Office Park		7.23%	7.78%	78,124	11/01/09	70,026
Embarcadero Place		7.23%	7.78%	33,818	11/01/09	30,313
201 California		7.23%	7.96%	39,351	11/01/09	35,363
Tower 56		7.23%	7.87%	22,184	11/01/09	19,884
125 Summer Street		7.23%	8.12%	69,894	11/01/09	62,649
Columbia Center (fka Bank of America Tower) (b)		4.48%	4.48%	195,000	01/04/10	185,383
Washington Mutual Tower		4.55%	4.56%	79,250	06/01/10	79,250
Park Avenue Tower / 850 Third Avenue		8.47%	8.51%	180,000	06/30/10	180,000
The Plaza at La Jolla Village		6.87%	7.50%	75,450	01/10/11	69,608
Sixty State Street		5.63%	5.67%	180,000	03/01/11	180,000
Redwood Business Park I		7.41%	5.87%	10,337	08/01/11	9,542
Redwood Business Park II		7.41%	5.86%	18,135	08/01/11	16,740
Redwood Business Park III		7.46%	5.95%	15,021	08/01/11	13,875
Redwood Business Park IV		7.41%	5.92%	8,152	08/01/11	7,525
Redwood Business Park V		7.41%	5.85%	6,407	08/01/11	5,914
1300 North 17th Street		5.81%	5.85%	47,374	01/01/13	41,212
1300 North 17th Street		6.03%	6.07%	32,036	01/01/13	28,837
Waterfall Towers		6.08%	5.58%	7,694	01/01/13	6,813
Santa Monica Business Park		9.88%	7.36%	6,024	12/10/13	—
Parkpoint Business Center		5.53%	5.62%	7,387	01/01/15	6,282
Yahoo! Center (b)		5.27%	5.27%	250,000	10/01/15	250,000
SunTrust Center (b)		5.34%	5.34%	77,000	01/01/16	77,000
1301 Avenue of the Americas		5.37%	5.39%	420,784	01/11/16	420,784

Total / Weighted Average Secured Fixed Rate Debt		6.47%	6.57%	2,848,031		2,747,136	5.0

Secured Variable Rate Debt
1301 Avenue of the Americas	LIBOR + 90 bp	5.62%	5.71%	65,821	01/11/09	65,821
Wells Fargo Center	LIBOR + 55 bp	5.18%	5.31%	110,000	01/01/11	110,000

Total / Weighted Average Secured Variable Rate Debt		5.34%	5.46%	175,821		175,821	4.0

Net discount on mortgage debt				(5,150)

Total / Weighted Average Secured Debt		6.40%	6.51%	$3,018,702		$2,922,957	4.9

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	These amounts were consolidated effective January 1, 2006 upon adoption of EITF 04-5.

Equity Office Properties Trust
Debt Summary (continued)
March 31, 2006

Unsecured Debt:		Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
				(Dollars in thousands)
Fixed Rate Unsecured Notes
Original Term:
9 Year		7.44%	7.74%	$50,000	09/01/06	$50,000
10 Year		7.13%	6.74%	100,000	12/01/06	100,000
9 Year		7.00%	6.80%	1,500	02/02/07	1,500
9 Year		6.88%	6.83%	25,000	04/30/07	25,000
9 Year		6.76%	6.76%	300,000	06/15/07	300,000
10 Year		7.41%	7.70%	50,000	09/01/07	50,000
7 Year		7.75%	7.91%	600,000	11/15/07	600,000
10 Year		6.75%	6.97%	150,000	01/15/08	150,000
10 Year		6.75%	7.01%	300,000	02/15/08	300,000
10 Year		6.80%	6.94%	500,000	01/15/09	500,000
10 Year		7.25%	7.14%	200,000	05/01/09	200,000
11 Year		7.13%	6.97%	150,000	07/01/09	150,000
10 Year		8.10%	8.22%	360,000	08/01/10	360,000
6 Year		4.65%	4.81%	800,000	10/01/10	800,000
10 Year		7.65%	7.20%	200,000	12/15/10	200,000
10 Year		7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year		6.75%	7.02%	500,000	02/15/12	500,000
10 Year		5.88%	5.98%	500,000	01/15/13	500,000
10 Year		4.75%	5.54%	1,000,000	03/15/14	1,000,000
20 Year		7.88%	8.08%	25,000	12/01/16	25,000
20 Year		7.35%	8.08%	200,000	12/01/17	200,000
20 Year		7.25%	7.54%	250,000	02/15/18	250,000
30 Year		7.50%	8.24%	150,000	10/01/27	150,000
30 Year		7.25%	7.31%	225,000	06/15/28	225,000
30 Year		7.50%	7.55%	200,000	04/19/29	200,000
30 Year		7.88%	7.94%	300,000	07/15/31	300,000

EOP InterNotes (b)		4.30%	4.56%	75,013	11/15/06 - 10/15/11	75,013

Total / Weighted Average Fixed Rate Unsecured Notes		6.57%	6.75%	8,311,513		8,311,513	6.9

Variable Rate Unsecured Notes
6 Year	LIBOR + 60 bp	5.13%	5.26%	200,000	10/01/10	200,000
10 Year	LIBOR + 77.5 bp	5.58%	5.68%	45,000	05/27/14	45,000

Total / Weighted Average Variable Rate Unsecured Notes		5.21%	5.34%	245,000		245,000	5.2

Net discount on unsecured notes				(24,574)

Total / Weighted Average Unsecured Notes		6.53%	6.71%	$8,531,939		$8,556,513	6.8

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	The rates shown are weighted average rates. The coupon rate on the EOP InterNotes ranges from 3.30% to 5.25%. Including all offering expenses, the all-in effective rates of the EOP InterNotes range from 3.61% to 5.46%.

Equity Office Properties Trust
Debt Summary (continued)
March 31, 2006

				Principal			Years to
		Coupon Rate	Effective Rate (a)	Balance	Maturity Date	Due at Maturity	Maturity
				(Dollars in thousands)

Variable Rate Lines of Credit
$1.0 Billion Term Loan Facility	LIBOR + 55 bp	5.33%	5.33%	$1,000,000	10/13/06	$1,000,000
$500 Million Term Loan Facility	LIBOR + 55 bp	5.24%	5.24%	500,000	02/27/07	500,000
$1.25 Billion Revolving Credit Facility	LIBOR + 60 bp plus facility fee
	of 20 bp on $1.25 billion	5.29%	5.49%	852,100	08/03/09	852,100

Total / Weighted Average Variable Rate Lines of Credit		5.30%	5.37%	2,352,100		2,352,100	1.6

Total / Weighted Average Consolidated Fixed Rate Debt		6.55%	6.71%	11,129,820		11,058,649	6.4

Total / Weighted Average Consolidated Variable Rate Debt		5.29%	5.37%	2,772,921		2,772,921	2.1

Total / Weighted Average Consolidated Debt		6.30%	6.44%	13,902,741		13,831,570	5.6

Pro Rata Share of Unconsolidated Joint Venture Debt
1601 Market Street		5.12%	5.12%	6,765	11/11/09	6,765
1700 Market Street		5.35%	5.35%	9,779	11/06/11	7,869
1700 Market Street	LIBOR + 600 bp	10.80%	10.80%	1,353	11/06/11	1,353
75-101 Federal Street		5.05%	5.05%	61,328	11/01/12	52,676
One Post Office Square		5.70%	5.70%	87,049	10/01/13	77,017

Total / Weighted Average Pro Rata Share of Unconsolidated Joint Venture Debt		5.46%	5.46%	166,274		145,680	6.9

Total / Weighted Average Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt		6.29%	6.43%	$14,069,015		$13,977,250	5.6

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

Equity Office Properties Trust
Debt Maturity and Mandatorily Redeemable Preferred Shares (a)
March 31, 2006

	Mortgage Debt (b)						Series B
Year	Consolidated	Unconsolidated	Unsecured Notes	Lines of Credit	Total Debt	Effective Rate (c)	Preferred Shares (d)
			(Dollars in thousands)
2006	$180,582	$—	$152,924	$1,000,000	$1,333,506	5.83%	$—
2007	243,207	—	988,543	500,000	1,731,750	6.86%	—
2008	195,928	—	490,333	—	686,261	6.87%	299,497
2009	614,475	6,765	862,475	852,100	2,335,815	6.63%	—
2010	444,633	—	1,564,207	—	2,008,840	5.99%	—
2011	413,204	9,222	1,103,031	—	1,525,457	6.57%	—
2012	—	52,676	500,000	—	552,676	6.80%	—
2013	76,862	77,017	500,000	—	653,879	5.95%	—
2014	—	—	1,045,000	—	1,045,000	5.55%	—
2015	256,282	—	—	—	256,282	5.28%	—
2016	497,784	—	25,000	—	522,784	5.51%	—
2017	—	—	200,000	—	200,000	8.08%	—
2018	—	—	250,000	—	250,000	7.54%	—
2027	—	—	150,000	—	150,000	8.24%	—
2028	—	—	225,000	—	225,000	7.31%	—
2029	—	—	200,000	—	200,000	7.55%	—
2031	—	—	300,000	—	300,000	7.94%	—

Total / Weighted Average	$2,922,957	$145,680	$8,556,513	$2,352,100	$13,977,250	6.43%	$299,497

(a)	Excludes the remaining scheduled principal payments prior to maturity.

(b)	Upon adoption of EITF 04-5, effective January 1, 2006 Equity Office consolidated $682.0 million of mortgage debt that was previously unconsolidated. Equity Office’s share of the total mortgage debt consolidated was $306.9 million.

(c)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(d)	The 5.25% Series B Preferred Shares are convertible at any time, at the option of the holder, into Common Shares at a conversion price of $35.70 per Common Share (equivalent to a conversion rate of 1.40056 Common Shares for each Series B Preferred Share). The preferred shares are subject to mandatory redemption on February 15, 2008 at a price of $50.00 per share, plus accumulated and unpaid distributions to the redemption date.

Equity Office Properties Trust
Tenant Improvements and Leasing Costs
The amounts shown below represent the total tenant improvements and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid.

	For the three months ended March 31,
	2006		2005
	(Dollars in thousands, except per square foot amounts)
		Weighted average cost		Weighted average cost
	Tenant improvement and	per square	Tenant improvement and	per square
	leasing costs	foot leased	leasing costs	foot leased
WHOLLY-OWNED PROPERTIES:
Renewals	$18,961	$9.10	$30,777	$10.94

Retenanted
Vacant for less than 12 months	35,163	22.32	21,997	18.52
Vacant longer than 12 months	11,073	24.10	26,277	29.09

Total Retenanted	46,236	22.72	48,274	23.08

Total / Weighted Average	65,197	15.83	79,051	16.12

CONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	4,888	14.94	508	8.99

Retenanted
Vacant for less than 12 months	5,081	29.13	5,602	14.63
Vacant longer than 12 months	1,563	40.68	222	21.01

Total Retenanted	6,644	31.21	5,824	14.80

Total / Weighted Average	11,532	21.35	6,332	14.07

CONSOLIDATED JOINT VENTURES (JV PARTNER SHARE):
Renewals	1,644	8.47	33	6.71

Retenanted
Vacant for less than 12 months	2,186	27.14	158	36.49
Vacant longer than 12 months	1,242	38.00	59	26.71

Total Retenanted	3,428	30.27	217	33.18

Total / Weighted Average	5,072	16.50	250	21.76

UNCONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	12	2.03	609	8.82

Retenanted
Vacant for less than 12 months	182	22.19	3,962	32.40
Vacant longer than 12 months	370	51.78	6,238	52.41

Total Retenanted	552	35.97	10,200	42.27

Total / Weighted Average	564	26.71	10,809	34.83

TOTALS:
Equity Office’s share of Total / Weighted Average	77,293	16.52	96,192	16.98
JV partners’ share of Total / Weighted Average	5,072	16.50	250	21.76

Total / Weighted Average	$82,365	$16.52	$96,442	$16.99

Equity Office Properties Trust
Tenant Improvements, Leasing Costs and Capital Improvements
Reconciliation to the Consolidated Statements of Cash Flows
The information on the prior page includes tenant improvements and leasing costs for leases which commenced during the period shown. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the period, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements reflect amounts paid or accrued for the periods shown. The reconciliation between the amounts shown on the prior page for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

	For the three months ended March 31,
	2006	2005
	(Dollars in thousands)
Capital improvements:
Wholly-owned properties	$11,393	$4,297
Consolidated joint ventures (Equity Office share)	588	262
Consolidated joint ventures (JV partner share)	138	4
Tenant improvements and leasing costs:
Wholly-owned properties	65,197	79,051
Consolidated joint ventures (Equity Office share)	11,532	6,332
Consolidated joint ventures (JV partner share)	5,072	250
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	4,610	2,936

Subtotal	98,530	93,132
Development and redevelopment costs	17,349	1,085
Timing differences	(330)	6,558

Total capital improvements, tenant improvements and leasing costs	$115,549	$100,775

Selected items from the consolidated statements of cash flows:
Capital and tenant improvements (including development costs)	$81,603	$76,406
Lease commissions and other costs	33,946	24,369

Total	$115,549	$100,775

Equity Office Properties Trust
Portfolio Summary
March 31, 2006

	Total Office Portfolio	Effective Office Portfolio (a)
	Square Feet	Square Feet	% NOI (b)
CBD	47,007,723	39,587,458	44.4%
Suburban	64,114,597	61,696,886	55.6%

Total	111,122,320	101,284,344	100.0%

		Effective Office Portfolio (a)
		CBD				Suburban				Total
				% Square				% Square	% NOI			% Square	% NOI
Market	State	Buildings	Square Feet	Feet	% NOI (b)	Buildings	Square Feet	Feet	(b)	Buildings	Square Feet	Feet	(b)

Boston	MA	18	7,722,271	7.6%	10.6%	34	3,857,313	3.8%	3.1%	52	11,579,584	11.4%	13.7%
San Francisco	CA	10	3,316,868	3.3%	4.1%	80	5,789,052	5.7%	7.0%	90	9,105,920	9.0%	11.1%
New York	NY	7	5,361,421	5.3%	9.4%	—	—	—	—	7	5,361,421	5.3%	9.4%
Los Angeles	CA	2	1,896,244	1.9%	1.8%	46	5,383,766	5.3%	7.6%	48	7,280,010	7.2%	9.4%
San Jose	CA	2	643,046	0.6%	0.8%	79	5,842,568	5.8%	7.4%	81	6,485,614	6.4%	8.2%
Seattle	WA	12	3,941,576	3.9%	4.0%	42	4,835,011	4.8%	4.1%	54	8,776,587	8.7%	8.1%
Washington, D.C.	DC, VA	10	1,776,776	1.8%	2.4%	18	4,320,007	4.3%	4.7%	28	6,096,783	6.0%	7.2%
Chicago	IL	8	5,376,227	5.3%	3.6%	26	5,328,997	5.3%	3.1%	34	10,705,224	10.6%	6.7%
Orange County	CA	—	—	—	—	32	6,034,128	6.0%	4.7%	32	6,034,128	6.0%	4.7%
Atlanta	GA	2	1,602,460	1.6%	1.8%	33	5,360,211	5.3%	2.8%	35	6,962,671	6.9%	4.7%
Portland	OR	3	881,031	0.9%	0.6%	42	3,295,596	3.3%	2.1%	45	4,176,627	4.1%	2.7%
Denver	CO	7	2,938,945	2.9%	1.7%	8	1,614,820	1.6%	0.8%	15	4,553,765	4.5%	2.5%
Sacramento	CA	1	502,365	0.5%	0.7%	36	1,907,900	1.9%	1.5%	37	2,410,265	2.4%	2.2%
Oakland/East Bay	CA	—	—	—	—	12	2,330,856	2.3%	2.0%	12	2,330,856	2.3%	2.0%
San Diego	CA	—	—	—	—	14	1,716,529	1.7%	1.8%	14	1,716,529	1.7%	1.8%
Austin	TX	4	1,873,585	1.8%	1.3%	11	982,839	1.0%	0.5%	15	2,856,424	2.8%	1.8%
Stamford	CT	—	—	—	—	7	1,654,296	1.6%	1.6%	7	1,654,296	1.6%	1.6%
All Others		5	1,754,643	1.7%	1.4%	4	1,442,997	1.4%	0.6%	9	3,197,640	3.2%	2.0%

Total		91	39,587,458	39.1%	44.4%	524	61,696,886	60.9%	55.6%	615	101,284,344	100%	100%

(a)	Equity Office’s Total Office Portfolio consists of 615 office buildings comprising 111.1 million square feet. After excluding partial interests owned by Equity Office’s joint venture partners, Equity Office’s share of the Total Office Portfolio is 101.3 million square feet and is referred to as the “Effective Office Portfolio.” The Effective Office Portfolio square feet of 101.3 million has not been reduced to reflect Equity Office’s minority interest partners’ share of EOP Partnership. Properties that have been taken out of service and properties under development are not included.

(b)	NOI calculations are based on Equity Office’s share of NOI generated from consolidated and unconsolidated joint ventures, and 100% of NOI generated for the three months ended March 31, 2006 from wholly-owned properties owned and in service as of that date.

Equity Office Properties Trust
Total Office Portfolio Data
March 31, 2006

Equity Office Properties Trust
Total Office Portfolio
Gross Leasing Summary

	For the three months ended March 31,
	2006	2005
Square feet leased (a)	5,035,264	6,007,657
Weighted average term in years	4.34	5.96
Rental Rates (b)

	GAAP Basis (c)	Cash Basis (d)	GAAP Basis (c)	Cash Basis (d)
Rate on expiring leases	$29.82	$30.25	$27.32	$27.88
Rate on terminated leases	27.21	27.22	32.11	33.49

Rate on expiring and terminated leases	29.54	29.92	28.36	29.09
Rate on new and renewal leases	27.96	27.33	26.08	24.76

Change from expiring and terminated leases	($1.58)	($2.59)	($2.28)	($4.33)

% Change from expiring and terminated leases	-5.3%	-8.7%	-8.0%	-14.9%

Change from expiring leases only	($1.86)	($2.92)	($1.24)	($3.12)

% Change from expiring leases only	-6.2%	-9.7%	-4.5%	-11.2%

(a)	For tenants whose lease term commenced in the period presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square feet.

(c)	These weighted average GAAP rental rates are based on the average annual base rent per square foot over the term of each lease and the current estimated tenant reimbursements, if any.

(d)	These weighted average annual cash rental rates are based on the monthly contractual rent when the lease commenced, expired or terminated multiplied by 12 months. For new and renewal leases, if the monthly contractual rent when the lease commenced is $0 (as a result of rent abatements) then the rental rate represents the first monthly rent payment due multiplied by 12 months (“Annualized Cash Rent”). The contractual rent amounts include total base rent and estimated expense reimbursements from tenants before any adjustments for rent abatements and contractual increases or decreases in rent. We believe Annualized Cash Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Occupancy Summary
March 31, 2006

	Square Feet
Market	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

Boston	11,440,212	266,435	983,363	12,690,010	90.2%	2.1%	7.7%	100%
San Francisco	8,812,983	132,332	968,569	9,913,884	88.9%	1.3%	9.8%	100%
New York	5,177,277	21,883	167,950	5,367,110	96.5%	0.4%	3.1%	100%
Los Angeles	7,846,871	122,814	440,654	8,410,339	93.3%	1.5%	5.2%	100%
San Jose	5,592,706	196,561	696,347	6,485,614	86.2%	3.0%	10.7%	100%
Seattle	9,306,856	146,814	536,016	9,989,686	93.2%	1.5%	5.4%	100%
Washington, D.C.	6,333,485	88,419	197,176	6,619,080	95.7%	1.3%	3.0%	100%
Chicago	10,794,384	131,186	1,038,366	11,963,936	90.2%	1.1%	8.7%	100%
Orange County	5,669,217	28,406	336,505	6,034,128	94.0%	0.5%	5.6%	100%
Atlanta	6,364,052	80,990	1,223,033	7,668,075	83.0%	1.1%	15.9%	100%
Portland	3,851,028	52,667	272,932	4,176,627	92.2%	1.3%	6.5%	100%
Denver	4,131,885	54,673	367,207	4,553,765	90.7%	1.2%	8.1%	100%
Sacramento	2,457,052	22,389	133,214	2,612,655	94.0%	0.9%	5.1%	100%
Oakland/East Bay	2,399,512	22,200	184,629	2,606,341	92.1%	0.9%	7.1%	100%
San Diego	1,968,621	18,918	220,265	2,207,804	89.2%	0.9%	10.0%	100%
Austin	2,268,941	104,611	482,872	2,856,424	79.4%	3.7%	16.9%	100%
Stamford	1,435,439	29,154	189,703	1,654,296	86.8%	1.8%	11.5%	100%
All Others	4,776,837	89,322	446,387	5,312,546	89.9%	1.7%	8.4%	100%

Total	100,627,358	1,609,774	8,885,188	111,122,320	90.6%	1.4%	8.0%	100%

	Square Feet
Location	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

CBD	43,052,996	489,390	3,465,337	47,007,723	91.6%	1.0%	7.4%	100%
Suburban	57,574,362	1,120,384	5,419,851	64,114,597	89.8%	1.7%	8.5%	100%

Total	100,627,358	1,609,774	8,885,188	111,122,320	90.6%	1.4%	8.0%	100%

Equity Office Properties Trust
Total Office Portfolio
25 Largest Tenants
March 31, 2006

		Weighted Average	Percentage of
	Number of	Remaining Lease	Office Portfolio	Aggregate Rentable	Percentage of Aggregate
Largest Tenants (a) (b)	Buildings	Term in Months (c)	Annualized Rent	Square Feet	Occupied Square Feet

General Services Administration	35	44	2.4%	2,565,660	2.5%
Washington Mutual	30	49	1.6%	1,617,840	1.6%
Ogilvy & Mather	1	39	1.2%	596,560	0.6%
Marsh & McLennan Companies	11	42	1.0%	793,427	0.8%
Wells Fargo	32	89	1.0%	1,014,411	1.0%
Cravath, Swaine & Moore LLP	1	41	1.0%	502,253	0.5%
PricewaterhouseCoopers	6	60	0.9%	638,228	0.6%
Wachovia Corporation	33	38	0.9%	775,033	0.8%
State Street	5	112	0.9%	445,188	0.4%
HQ Global/Regus	36	47	0.8%	795,639	0.8%
Xerox	6	62	0.8%	282,420	0.3%
Siemens	6	60	0.8%	434,509	0.4%
Booz Allen Hamilton	4	68	0.7%	714,236	0.7%
Dewey Ballantine LLP	1	170	0.7%	418,387	0.4%
Citigroup Inc.	31	37	0.7%	670,132	0.7%
Ameriquest Mortgage Company	28	41	0.7%	1,035,777	1.0%
Calyon	1	83	0.7%	363,997	0.4%
Oracle	12	67	0.7%	624,276	0.6%
Wilmer Cutler Pickering Hale and Dorr LLP	1	87	0.6%	364,209	0.4%
Merrill Lynch	17	54	0.6%	493,056	0.5%
Deloitte & Touche LLP	7	72	0.6%	707,930	0.7%
MFS Investment Management	1	83	0.6%	353,665	0.4%
Accenture	6	71	0.6%	513,048	0.5%
Chicago Mercantile Exchange	2	32	0.6%	455,631	0.5%
Advanced Micro Devices	1	58	0.6%	175,000	0.2%

Total \ Weighted Average (c)		59	21.7%	17,350,512	17.2%

(a)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to March 31, 2006. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square feet occupied by each tenant without regard to any early lease termination and/or renewal options.

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
March 31, 2006
The following schedule is based upon the contractual termination date of the leases, without regard to any lease termination and/or renewal options. Some of our leases are subject to various forms of lease termination options exercisable by tenants. Depending on the form of the option, some of these options may or may not require the payment of a fee and notice period as a condition to exercise. Although it is not possible to predict which tenants are likely to exercise these options, it has been our experience that the greatest incidence of lease termination option exercises occur in markets in which the contractual rents under the lease are significantly higher than current market rents. As a result of these lease termination options, renewal options and other factors, such as tenant insolvencies, the actual termination dates of some portion of the leases may vary from the contractual expiration date set forth in this schedule

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2006 (a)	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter (e)	Totals

Boston
Square Feet (b)	542,952	1,172,821	1,557,441	1,365,117	1,567,883	541,047	1,115,737	1,432,273	747,182	272,129	1,125,630	11,440,212
% Square Feet (c)	4.3%	9.2%	12.3%	10.8%	12.4%	4.3%	8.8%	11.3%	5.9%	2.1%	8.9%	90.2%
Annualized Rent for occupied square feet (d)	$17,615	$50,070	$59,595	$53,675	$63,493	$22,238	$49,422	$65,596	$26,570	$9,317	$51,115	$468,706
Annualized Rent per occupied square foot (d)	$32.44	$42.69	$38.26	$39.32	$40.50	$41.10	$44.30	$45.80	$35.56	$34.24	$45.41	$40.97

San Francisco
Square Feet (b)	772,304	1,262,506	1,435,251	952,086	1,858,114	929,115	421,793	407,277	248,933	304,895	220,709	8,812,983
% Square Feet (c)	7.8%	12.7%	14.5%	9.6%	18.7%	9.4%	4.3%	4.1%	2.5%	3.1%	2.2%	88.9%
Annualized Rent for occupied square feet (d)	$33,427	$43,896	$55,989	$31,344	$77,066	$34,418	$12,752	$13,304	$7,531	$8,570	$14,243	$332,540
Annualized Rent per occupied square foot (d)	$43.28	$34.77	$39.01	$32.92	$41.48	$37.04	$30.23	$32.67	$30.25	$28.11	$64.53	$37.73

New York
Square Feet (b)	124,237	174,851	109,097	1,271,156	322,130	438,353	471,506	460,821	114,544	84,309	1,606,273	5,177,277
% Square Feet (c)	2.3%	3.3%	2.0%	23.7%	6.0%	8.2%	8.8%	8.6%	2.1%	1.6%	29.9%	96.5%
Annualized Rent for occupied square feet (d)	$6,587	$9,496	$6,395	$76,142	$16,421	$26,372	$22,409	$26,694	$7,262	$6,343	$82,761	$286,882
Annualized Rent per occupied square foot (d)	$53.02	$54.31	$58.62	$59.90	$50.98	$60.16	$47.53	$57.93	$63.40	$75.24	$51.52	$55.41

Los Angeles
Square Feet (b)	561,106	1,085,929	736,312	924,659	1,008,508	823,778	724,484	536,497	358,284	686,313	401,001	7,846,871
% Square Feet (c)	6.7%	12.9%	8.8%	11.0%	12.0%	9.8%	8.6%	6.4%	4.3%	8.2%	4.8%	93.3%
Annualized Rent for occupied square feet (d)	$21,649	$38,762	$23,120	$26,412	$31,642	$30,378	$24,095	$19,517	$12,983	$21,510	$14,518	$264,586
Annualized Rent per occupied square foot (d)	$38.58	$35.69	$31.40	$28.56	$31.38	$36.88	$33.26	$36.38	$36.24	$31.34	$36.20	$33.72

San Jose
Square Feet (b)	519,004	831,551	511,643	551,616	988,162	842,304	488,279	160,283	331,712	186,571	181,581	5,592,706
% Square Feet (c)	8.0%	12.8%	7.9%	8.5%	15.2%	13.0%	7.5%	2.5%	5.1%	2.9%	2.8%	86.2%
Annualized Rent for occupied square feet (d)	$19,207	$27,354	$13,198	$15,428	$38,823	$46,930	$33,256	$5,160	$6,704	$7,839	$4,847	$218,746
Annualized Rent per occupied square foot (d)	$37.01	$32.90	$25.80	$27.97	$39.29	$55.72	$68.11	$32.19	$20.21	$42.02	$26.69	$39.11

Seattle
Square Feet (b)	909,544	779,521	1,220,507	1,430,111	1,457,185	690,080	488,472	685,835	427,716	521,154	696,731	9,306,856
% Square Feet (c)	9.1%	7.8%	12.2%	14.3%	14.6%	6.9%	4.9%	6.9%	4.3%	5.2%	7.0%	93.2%
Annualized Rent for occupied square feet (d)	$26,116	$21,290	$31,785	$35,678	$39,668	$17,710	$13,603	$18,422	$9,890	$10,503	$16,753	$241,418
Annualized Rent per occupied square foot (d)	$28.71	$27.31	$26.04	$24.95	$27.22	$25.66	$27.85	$26.86	$23.12	$20.15	$24.05	$25.94

Washington, D.C.
Square Feet (b)	331,982	825,445	897,706	642,611	512,653	1,002,576	359,189	277,477	667,342	551,674	264,830	6,333,485
% Square Feet (c)	5.0%	12.5%	13.6%	9.7%	7.7%	15.1%	5.4%	4.2%	10.1%	8.3%	4.0%	95.7%
Annualized Rent for occupied square feet (d)	$12,352	$25,924	$32,522	$22,599	$18,452	$34,595	$12,145	$10,705	$24,191	$22,363	$10,930	$226,778
Annualized Rent per occupied square foot (d)	$37.21	$31.41	$36.23	$35.17	$35.99	$34.51	$33.81	$38.58	$36.25	$40.54	$41.27	$35.81

Chicago
Square Feet (b)	1,098,471	979,188	1,439,777	1,002,823	1,301,985	806,670	769,558	574,279	668,074	1,343,136	810,423	10,794,384
% Square Feet (c)	9.2%	8.2%	12.0%	8.4%	10.9%	6.7%	6.4%	4.8%	5.6%	11.2%	6.8%	90.2%
Annualized Rent for occupied square feet (d)	$31,677	$26,389	$44,136	$30,444	$36,263	$22,460	$21,887	$15,759	$17,715	$37,222	$18,372	$302,324
Annualized Rent per occupied square foot (d)	$28.84	$26.95	$30.65	$30.36	$27.85	$27.84	$28.44	$27.44	$26.52	$27.71	$22.67	$28.01

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
March 31, 2006

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2006 (a)	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter (e)	Totals

Orange County
Square Feet (b)	689,425	1,007,797	1,580,436	641,178	683,878	548,677	263,418	170,745	15,810	21,146	46,707	5,669,217
% Square Feet (c)	11.4%	16.7%	26.2%	10.6%	11.3%	9.1%	4.4%	2.8%	0.3%	0.4%	0.8%	94.0%
Annualized Rent for occupied square feet (d)	$18,971	$26,256	$38,182	$16,461	$16,637	$13,193	$6,659	$4,208	$425	$528	$479	$141,999
Annualized Rent per occupied square foot (d)	$27.52	$26.05	$24.16	$25.67	$24.33	$24.05	$25.28	$24.64	$26.88	$24.97	$10.26	$25.05

Atlanta
Square Feet (b)	818,037	715,304	698,370	788,191	1,453,545	467,464	234,963	336,153	338,366	184,783	328,876	6,364,052
% Square Feet (c)	10.7%	9.3%	9.1%	10.3%	19.0%	6.1%	3.1%	4.4%	4.4%	2.4%	4.3%	83.0%
Annualized Rent for occupied square feet (d)	$24,154	$16,326	$13,883	$22,585	$37,585	$10,103	$4,391	$7,186	$6,520	$3,730	$6,892	$153,355
Annualized Rent per occupied square foot (d)	$29.53	$22.82	$19.88	$28.65	$25.86	$21.61	$18.69	$21.38	$19.27	$20.19	$20.96	$24.10

Portland
Square Feet (b)	309,948	596,076	417,021	663,194	809,884	467,189	113,042	69,596	81,613	61,688	261,777	3,851,028
% Square Feet (c)	7.4%	14.3%	10.0%	15.9%	19.4%	11.2%	2.7%	1.7%	2.0%	1.5%	6.3%	92.2%
Annualized Rent for occupied square feet (d)	$7,064	$15,084	$9,348	$14,317	$15,981	$10,828	$2,543	$1,648	$2,032	$1,295	$4,661	$84,801
Annualized Rent per occupied square foot (d)	$22.79	$25.31	$22.42	$21.59	$19.73	$23.18	$22.50	$23.68	$24.90	$20.99	$17.81	$22.02

Denver
Square Feet (b)	502,415	511,081	624,431	699,472	461,317	320,923	432,754	112,086	220,981	59,082	187,343	4,131,885
% Square Feet (c)	11.0%	11.2%	13.7%	15.4%	10.1%	7.0%	9.5%	2.5%	4.9%	1.3%	4.1%	90.7%
Annualized Rent for occupied square feet (d)	$11,175	$9,365	$12,177	$16,052	$9,320	$5,980	$7,875	$2,237	$5,091	$1,233	$3,172	$83,677
Annualized Rent per occupied square foot (d)	$22.24	$18.32	$19.50	$22.95	$20.20	$18.63	$18.20	$19.96	$23.04	$20.87	$16.93	$20.25

Sacramento
Square Feet (b)	274,540	485,065	304,128	566,979	246,443	240,320	171,431	35,649	26,448	24,719	81,330	2,457,052
% Square Feet (c)	10.5%	18.6%	11.6%	21.7%	9.4%	9.2%	6.6%	1.4%	1.0%	0.9%	3.1%	94.0%
Annualized Rent for occupied square feet (d)	$7,131	$13,420	$8,212	$14,529	$7,044	$6,621	$5,247	$954	$696	$803	$1,224	$65,881
Annualized Rent per occupied square foot (d)	$25.97	$27.67	$27.00	$25.63	$28.58	$27.55	$30.61	$26.76	$26.32	$32.49	$15.05	$26.81

Oakland/East Bay
Square Feet (b)	256,584	300,956	460,566	389,823	313,427	202,341	68,110	368,749	13,500	7,066	18,390	2,399,512
% Square Feet (c)	9.8%	11.5%	17.7%	15.0%	12.0%	7.8%	2.6%	14.1%	0.5%	0.3%	0.7%	92.1%
Annualized Rent for occupied square feet (d)	$9,903	$9,578	$12,771	$9,559	$8,483	$7,030	$1,792	$13,121	$362	$142	—	$72,741
Annualized Rent per occupied square foot (d)	$38.60	$31.83	$27.73	$24.52	$27.07	$34.74	$26.31	$35.58	$26.81	$20.10	—	$30.31

San Diego
Square Feet (b)	254,369	155,135	267,812	429,644	417,830	244,576	37,269	—	10,052	73,848	78,086	1,968,621
% Square Feet (c)	11.5%	7.0%	12.1%	19.5%	18.9%	11.1%	1.7%	—	0.5%	3.3%	3.5%	89.2%
Annualized Rent for occupied square feet (d)	$9,241	$5,209	$9,306	$12,213	$12,739	$8,247	$1,215	—	$384	$2,164	$1,786	$62,504
Annualized Rent per occupied square foot (d)	$36.33	$33.58	$34.75	$28.43	$30.49	$33.72	$32.60	—	$38.20	$29.30	$22.87	$31.75

Austin
Square Feet (b)	126,983	217,361	273,596	145,116	310,235	177,281	330,950	134,053	218,298	144,419	190,649	2,268,941
% Square Feet (c)	4.4%	7.6%	9.6%	5.1%	10.9%	6.2%	11.6%	4.7%	7.6%	5.1%	6.7%	79.4%
Annualized Rent for occupied square feet (d)	$2,899	$5,646	$7,211	$3,494	$7,317	$4,998	$10,470	$2,897	$6,043	$3,514	$5,516	$60,005
Annualized Rent per occupied square foot (d)	$22.83	$25.98	$26.36	$24.08	$23.59	$28.19	$31.64	$21.61	$27.68	$24.33	$28.93	$26.45

Stamford
Square Feet (b)	188,339	117,890	209,433	214,347	207,511	277,004	120,016	43,218	44,765	—	12,916	1,435,439
% Square Feet (c)	11.4%	7.1%	12.7%	13.0%	12.5%	16.7%	7.3%	2.6%	2.7%	—	0.8%	86.8%
Annualized Rent for occupied square feet (d)	$6,678	$3,981	$7,464	$7,638	$7,373	$9,860	$4,177	$1,356	$1,485	—	—	$50,012
Annualized Rent per occupied square foot (d)	$35.46	$33.77	$35.64	$35.63	$35.53	$35.60	$34.80	$31.38	$33.17	—	—	$34.84

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
March 31, 2006

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2006 (a)	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter (e)	Totals

All Others
Square Feet (b)	867,803	366,748	978,833	664,433	434,252	208,310	246,438	77,833	145,858	161,336	624,993	4,776,837
% Square Feet (c)	16.3%	6.9%	18.4%	12.5%	8.2%	3.9%	4.6%	1.5%	2.7%	3.0%	11.8%	89.9%
Annualized Rent for occupied square feet (d)	$14,426	$7,926	$20,896	$17,129	$10,344	$4,625	$6,360	$1,829	$3,675	$3,660	$18,722	$109,592
Annualized Rent per occupied square foot (d)	$16.62	$21.61	$21.35	$25.78	$23.82	$22.20	$25.81	$23.50	$25.20	$22.69	$29.95	$22.94

Total Portfolio
Square Feet (b)	9,148,043	11,585,225	13,722,360	13,342,556	14,354,942	9,228,008	6,857,409	5,882,824	4,679,478	4,688,268	7,138,245	100,627,358
% Square Feet (c)	8.2%	10.4%	12.3%	12.0%	12.9%	8.3%	6.2%	5.3%	4.2%	4.2%	6.4%	90.6%
Annualized Rent for occupied square feet (d)	$280,272	$355,972	$406,190	$425,699	$454,651	$316,586	$240,298	$210,593	$139,559	$140,736	$255,991	$3,226,547
Annualized Rent per occupied square foot (d)	$30.64	$30.73	$29.60	$31.91	$31.67	$34.31	$35.04	$35.80	$29.82	$30.02	$35.86	$32.06

(a)	887,718 square feet expiring in 2006 is from month to month leases.

(b)	Represents occupied square feet of expiring leases as of the reporting date.

(c)	Represents occupied square feet of expiring leases in the market divided by the market’s total building square feet.

(d)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to March 31, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from April 1, 2006 to March 31, 2007 are $30.2 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(e)	EOP management offices and owner-building use space totaling 815,923 square feet is included in square feet, however, the rent per square foot is $0.

Equity Office Properties Trust
Total Office Portfolio
Rent Expiration by Market 2006 to 2008
March 31, 2006

	Percentage of Total Annualized Rent Associated with Expiring Leases (a)
Market	2006	2007	2008	Total

Boston	0.55%	1.55%	1.85%	3.94%
San Francisco	1.04%	1.36%	1.74%	4.13%
New York	0.20%	0.29%	0.20%	0.70%
Los Angeles	0.67%	1.20%	0.72%	2.59%
San Jose	0.60%	0.85%	0.41%	1.85%
Seattle	0.81%	0.66%	0.99%	2.45%
Washington, D.C.	0.38%	0.80%	1.01%	2.19%
Chicago	0.98%	0.82%	1.37%	3.17%
Orange County	0.59%	0.81%	1.18%	2.59%
Atlanta	0.75%	0.51%	0.43%	1.68%
Portland	0.22%	0.47%	0.29%	0.98%
Denver	0.35%	0.29%	0.38%	1.01%
Sacramento	0.22%	0.42%	0.25%	0.89%
Oakland/East Bay	0.31%	0.30%	0.40%	1.00%
San Diego	0.29%	0.16%	0.29%	0.74%
Austin	0.09%	0.17%	0.22%	0.49%
Stamford	0.21%	0.12%	0.23%	0.56%
All Others	0.45%	0.25%	0.65%	1.34%

Total	8.69%	11.03%	12.59%	32.31%

(a)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to March 31, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from April 1, 2006 to March 31, 2007 are $30.2 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Lease Distribution by Size
March 31, 2006

		Percentage of Total		Percentage of Total	Annualized Rent
	Total Occupied	Office Portfolio	Annualized Rent (in	Office Portfolio	per Occupied
Square Feet	Square Feet (a)	Occupied Square Feet	thousands) (b)	Annualized Rent (b)	Square Foot (b)

2,500 or Less	4,941,435	4.9%	$135,442	4.2%	$27.41
2,501 - 5,000	8,007,281	8.0%	220,931	6.8%	27.59
5,001 - 7,500	6,601,544	6.6%	186,114	5.8%	28.19
7,501 - 10,000	5,171,467	5.1%	146,749	4.5%	28.38
10,001 - 20,000	14,546,228	14.5%	426,920	13.2%	29.35
20,001 - 40,000	16,335,366	16.2%	516,863	16.0%	31.64
40,001 - 60,000	10,106,090	10.0%	317,355	9.8%	31.40
60,001 - 100,000	9,914,278	9.9%	323,876	10.0%	32.67
100,001 or Greater	25,003,669	24.8%	952,296	29.5%	38.09

Total / Weighted Average	100,627,358	100.0%	$3,226,547	100.0%	$32.06

(a)	Total net rentable square feet for office properties is as follows:

	Square Feet	Percent of Total

Occupied by tenants	99,811,435	89.8%
Used for EOP management offices and owner building use space	815,923	0.7%

Total occupied square feet	100,627,358	90.6%
Leased and unoccupied square feet	1,609,774	1.4%
Unleased square feet	8,885,188	8.0%

Total rentable square feet	111,122,320	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to March 31, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from April 1, 2006 to March 31, 2007 are $30.2 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Distribution by Industry
March 31, 2006

			Percentage of Office
		Occupied Square	Portfolio Occupied
NAICS Code	Classification	Feet	Square Feet

541	Professional, Scientific and Technical Services	33,399,037	33.2% (a)
521-525	Finance and Insurance	27,716,483	27.5% (b)
511-514	Information	7,801,011	7.8% (c)
311-339	Manufacturing	5,113,702	5.1%
921-928	Public Administration	4,236,036	4.2%
561-562	Administrative and Support and Waste Management and Remediation Services	3,122,927	3.1%
531-533	Real Estate, Rental and Leasing	2,510,286	2.5%
441-454	Retail Trade	2,245,124	2.2%
711-713	Arts, Entertainment and Recreation	1,933,038	1.9%
621-624	Health Care and Social Assistance	1,702,054	1.7%
811-824	Other Services (except Public Administration)	1,695,885	1.7%
421-422	Wholesale Trade	1,332,319	1.3%
721-722	Accommodation and Food Services	1,271,719	1.3%
611	Educational Services	1,267,769	1.3%
Other	Other	5,279,968	5.2%

Total		100,627,358	100.0%

(a) Professional, Scientific and Technical Services includes the following:
5411	Legal Services	14,060,049	14.0%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	2,811,256	2.8%
5413	Architectural, Engineering, and Related Services	2,168,651	2.2%
5415	Computer Systems Design and Related Services	4,834,251	4.8%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,704,516	6.7%
	Other Professional, Scientific and Technical Services	2,820,314	2.8%

	Total Professional, Scientific and Technical Services	33,399,037	33.2%

(b) Finance and Insurance includes the following:
523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	4,812,405	4.8%
524	Insurance Carriers and Related Activities	7,096,196	7.1%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,288,459	6.2%
	Other Finance and Insurance	9,519,423	9.5%

	Total Finance and Insurance	27,716,483	27.5%

(c) Information includes the following:
511	Publishing Industries	4,149,835	4.1%
5133	Telecommunications	2,945,504	2.9%
	Other Information	705,672	0.7%

	Total Information	7,801,011	7.8%

Forward — Looking Statements
This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this release and the outlook of Equity Office include, but are not limited to, changes in economic, business and competitive conditions, and other factors affecting the operation of the business of Equity Office. These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including its Form 10-K filed on March 15, 2006. Equity Office is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.